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ROC09:120684
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                          EXHIBIT 10.17

                      FRONTIER CORPORATION

            PENSION PLAN FOR NON-BARGAINING EMPLOYEES


     FRONTIER CORPORATION, a New York corporation (the "Employer"), hereby freezes, renames, amends and restates in its entirety the FRONTIER CORPORATION PENSION PLAN FOR NON-BARGAINING EMPLOYEES (formerly the Frontier Corporation Management Pension
Plan) (the "Plan") for the exclusive benefit of Employees of the Employer and of Affiliated Companies who are Participants. By separate agreement with Boston Safe Deposit and Trust Company, as Trustee, the Employer has established a Trust to hold the assets of the Plan.

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                              Table of Contents
                                                           Page

ARTICLE I      -    Introduction                            1
ARTICLE II     -    Definitions                             2
ARTICLE III    -    Accrued Benefit                         9
ARTICLE IV     -    Retirement Income Benefits              10
ARTICLE V      -    Form of Benefit Payments                17
ARTICLE VI     -    Death Benefits                          22
ARTICLE VII    -    Employer Contributions                  23
ARTICLE VIII   -    Trust Fund                              24
ARTICLE IX     -    Employees' Benefit Committee and
                    Other Fiduciaries                       25
ARTICLE X      -    Amendments                              30
ARTICLE XI     -    Successor Employer and Merger
                    or Consolidation of Plans               31
ARTICLE XII    -    Plan Termination                        33
ARTICLE XIII   -    Top-Heavy Provisions                    36
ARTICLE XIV    -    Miscellaneous                           39
APPENDIX A     -    Frontier Corporation
APPENDIX B     -    Frontier Communications of Minnesota, Inc.
APPENDIX C     -    Frontier Communications of New York, Inc.
APPENDIX D     -    Frontier Communications of Pennsylvania, Inc.
APPENDIX E     -    Frontier Communications of Georgia, Inc.
APPENDIX F     -    Frontier Communications of Wisconsin, Inc.
APPENDIX G     -    Frontier Communications - Lakeshore, Inc.
APPENDIX H     -    Frontier Communications of Mondovi, Inc.
APPENDIX I     -    Frontier Communications of Viroqua, Inc.
APPENDIX J     -    Frontier Corporation Subsidiary Telcos
APPENDIX K     -    Frontier Communications of Indiana, Inc. -
                      Telco Subs Consolidated Pension Plan
APPENDIX L     -    Participating Affiliates and Merged Plans
APPENDIX M     -    Frozen Accrued Benefits


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                            ARTICLE I
                          Introduction

     The name of this Plan is the Frontier Corporation Pension
Plan for Non-Bargaining Employees. Its purpose is to provide retirement benefits to the eligible non-bargaining Employees of Frontier Corporation and its Affiliated Companies.

     This Plan was originally established effective as of July 30, 1921 and has been titled most recently the Frontier Corporation Management Pension Plan. The Plan was last restated in its entirety as of January 1, 1994 to comply with the Tax Reform Act of 1986 and to incorporate several amendments made since the previous restatement.

     Effective December 31, 1996, the Plan is frozen. In addition, effective as of the same date, several other defined benefit plans of Affiliated Companies have also been frozen and merged into this Plan. The Plan is being continued to pay the frozen Accrued Benefits as Participants become eligible to receive them under the Plan's terms. Lastly, effective December 31, 1996, the name of the Plan is changed to the Frontier Corporation Pension Plan for Non-Bargaining Employees. This restatement is generally effective December 31, 1996, except that in the case of any provision which itself contains a separate effective date, the separate date shall apply.

                           ARTICLE II
                           Definitions

     SECTION 2.1 "Accrued Benefit" means the annual benefit accrued as of December 31, 1996 for each Participant as set forth in Appendix M or, in the case of a Participant who was a Participant in this Plan before the 1995 and 1996 plan mergers, his benefit as calculated under the formula set forth in Appendix A.

     SECTION 2.2 "Actuarial Equivalent" means the equivalent current value of a Participant's Accrued Benefit determined pursuant to the rates set forth in the Appendices.

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     SECTION 2.3  "Actuary" means an enrolled actuary selected by the Committee.

     SECTION 2.4 "Affiliated Company" means (1) a member of an affiliated service group within the meaning of Code section 414(m) of which the Employer is a member; (2) a member of a controlled group of corporations of which the Employer is a member; (3) an unincorporated business which is part of a group of trades or businesses (whether or not incorporated) under common control with the Employer as determined pursuant to section 414(c) of the Code; or (4) any other entity with which the Employer must be aggregated pursuant to section 414(o) of the Code. For purposes of this Section, a controlled group of corporations means a group defined under section 1563(a) of the Code determined without regard to Code sections 1563(a)(4) and 1563(e)(3)(C).

     SECTION 2.5 "Annuity Starting Date" means the first day of the month with respect to which a retirement income payment is payable under the Plan.

     SECTION 2.6 "Beneficiary" means, in the case of a married Participant, the Participant's surviving spouse. If the Participant is not married or if the surviving spouse of a married Participant waives the spouse's right to any death benefit, Beneficiary means any person (including a trustee) specified by the terms of this Plan to receive any death benefit which shall be payable under this Plan.

     SECTION 2.7 "Board" means the Board of Directors of Frontier Corporation or any committee of the Board of Directors authorized to act on behalf of the Board. Any such Board committee shall be composed of at least three members of the Board of Directors. As used in this Plan the term "Board-appointed committee" means any other committee appointed by the Board which need not be comprised of at least three Board members but may include or consist entirely of management personnel who are not members of the Board.

     SECTION 2.8 "Break in Service" means that an Employee fails to complete more than 500 Hours of Service during a Plan Year, whichever is applicable.

     SECTION 2.9 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     SECTION 2.10  "Committee" means the Employees' Benefit
Committee appointed by the Board pursuant to Article IX to administer the Plan.

     SECTION 2.11 "Compensation" means the total W-2 income paid by the Employer to an Employee during a Plan Year plus amounts contributed to the Employer's Tel Flex Plan and its Employees' Retirement Savings Plan during a Plan Year on behalf of an Employee pursuant to a salary reduction agreement. Compensation does not include severance pay, amounts earned after December 31, 1996, contributions made to this Plan or to any other plan of deferred compensation (other than ERSP) nor does it include an Employee's compensation in excess of $150,000 (adjusted for cost of living increases under the Code) per year.

     SECTION 2.12  "Contingent Annuitant" means the person
designated by a Participant to receive lifetime monthly retirement income payments after his death in accordance with
Article V.

     SECTION 2.13 "Deferred Retirement Date" means the first day of the month coincident with or next following the month in which a Participant actually retires after his Normal Retirement Date.

     SECTION 2.14 "Disability" means a disability as defined in the Appendices.

     SECTION 2.15 "Early Retirement Date" means the first day of the month coincident with or next following the month in which a Participant retires prior to Normal Retirement Age pursuant to the Appendices.

     SECTION 2.16 "Election Period" means the period of time during which a Participant can elect, with the consent of his spouse, to waive the Qualified Joint and Survivor Annuity or the Qualified Pre-Retirement Survivor Annuity or can elect to revoke such a waiver. In the case of a Qualified Joint and Survivor Annuity, the Election Period is the 90 day period preceding the

Annuity Starting Date.  In the case of a Qualified Pre-Retirement
Survivor Annuity the Election Period begins on the first day of the Plan Year in which a Participant attains age 35 and ends on the date of the Participant's death.

     SECTION 2.17  "Employee" means any individual who is
employed by Frontier Corporation or by its Affiliated Companies which have adopted this Plan.

     SECTION 2.18 "Employer" means Frontier Corporation, its predecessor or successor, or any Affiliated Company set forth in Appendix L. The term "Employer" means either one or more of the adopting companies acting individually or collectively as the context requires.

     SECTION 2.19 "Employment Date" means the date on which an Employee first performs an Hour of Service for the Employer or an Affiliated Company.

     SECTION 2.20  "ERISA" means the Employee Retirement Income
Security Act of 1974 as amended from time to time and regulations issued thereunder.

     SECTION 2.21 "Former Participant" means a Participant whose employment with the Employer has terminated, and who has a vested benefit under the Plan which has not been paid in full.

     SECTION 2.22 "Hour of Service" means each hour for which an Employee is paid, or entitled to payment, during an applicable computation period in accordance with the following:

          (a) Performance of Services. An Hour of Service shall be credited for each hour that an Employee is paid or entitled to payment for the performance of services for the Employer.

          (b) Leaves of Absence, etc. An Hour of Service shall be credited for each hour during which no duties are performed but for which an Employee is paid or entitled to payment by the Employer (whether or not the employment relationship has terminated) for any other purpose, including without limitation payment due to vacation, holiday, illness, disability, layoff, jury duty or Leave of Absence. Credit shall also be given for any maternity or paternity leave (i.e., pregnancy of the Employee, birth or adoption of the Employee's child, or caring for the Employee's child immediately following birth or adoption) taken by an Employee. No more than 501 Hours of Service shall be credited under this provision, however, to an Employee on account of any single continuous period during which no services are performed for the Employer. In addition, no Hours of Service shall be credited with respect to payments made under a plan maintained by the Employer solely for complying with applicable workers' compensation, or disability insurance laws or to payments which reimburse an Employee for medical or medically-related expenses.

          (c) Back pay. To the extent not credited for either of the preceding purposes, an Employee shall be credited with an Hour of Service for each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. If back pay is made with respect to one of the purposes set forth in provision (b) above, the number of creditable Hours of Service shall be subject to the limitations set forth in that provision.

          (d) Computation and Crediting of Hours. The Committee shall determine the number of creditable Hours of Service in any computation period on the basis of any records kept by the Employer that accurately reflect Hours of Service. If any payments (including back pay awards) relate to any period for which no duties are performed, the number of creditable Hours of Service shall equal the number of regularly scheduled working hours upon which the payment is based. If the payment is not calculated on the basis of units of time for which the hours may be determined, the number of creditable Hours of Service shall be equal to the amount of the payment divided by the Employee's most recent hourly rate of compensation before the period during which no duties are performed. In no event, however, shall an Employee be credited with a greater number of Hours of Service than the number of regularly scheduled hours for the performance of services during the applicable period.

               Hours of Service shall be credited to the computation period in which the services were performed, the period to which payments are made when no services are performed, or the period to which back pay awards relate, whichever is applicable. Hours of Service pursuant to maternity/paternity leave shall be credited to the Employee in the Plan Year in which the absence from work begins only if the additional hours afforded would prevent the Participant from incurring a one year Break in Service; otherwise these hours shall be credited to the Participant in the Plan Year immediately following the date the Participant begins his absence from work. The crediting of Hours of Service for reasons other than the performance of services and the crediting of Hours of Service to computation periods shall be made in accordance with 29 C.F.R. sections 2530.200b-2(b) and (c) which are hereby incorporated by this reference.

          (e) Alternative Method of Crediting Hours. In lieu of counting an Employee's actual number of Hours of Service during any computation period, the Committee shall credit each Employee who earns at least one Hour of Service during any week of employment with 45 Hours of Service for each such week.

          (f) Military Service. An Hour of Service shall be credited for each hour of the normally scheduled work hours for each day during any period the Employee is on leave of absence from the Employer or any Affiliated Company for military service with the Armed Forces of the United States, but not to exceed the period required under the law pertaining to veterans' re-employment rights; provided that if he fails to report for work at the end of such leave during which he has employment rights, he shall not receive credit for hours on such leave. Notwithstanding any provision of this plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with
 414(u) of the Internal Revenue Code.

     SECTION 2.23 "Investment Manager" means any individual or corporation selected by the Board or by any Board-appointed committee having the authority to select such person who (i) is registered as an investment adviser under the Investment Advisers Act of 1940; or (ii) is a bank, as defined in that Act; or (iii) is an insurance company qualified to manage, acquire or dispose of plan assets under the laws of more than one state and each individual or corporation acknowledges in writing that he or the corporation, as the case may be, is a fiduciary with respect to the Plan.

     SECTION 2.24 "Leave of Absence" means any leave formally granted in conformity with the rules of the Employer, as adopted from time to time, and leave on account of continued Disability following the expiration of a period of disability benefits. A Leave of Absence for a period not exceeding one month, except a leave following the expiration of disability benefits, will be granted automatically in accordance with the rules of the Employer without approval of the Committee. The period of absence shall be credited in computing the Employee's Hours of Service and the Employee shall be eligible for all benefits during his absence. A Leave of Absence for any period in excess of one month shall not be effective unless approved in writing by the Committee and in any case in which approval is given, the Committee shall indicate the effect of such leave on the Employee's entitlement to benefits. An Employee's absence following the expiration of a period of disability benefits shall be considered as a separation from service unless the Employee is granted a Leave of Absence by the Committee. The Committee may deem such absence to be an approved Leave of Absence, however, if satisfactory evidence is furnished that a Disability was continuous during the entire period of absence.

     SECTION 2.25  "Normal Retirement Age" means normal
retirement age as defined in the Appendices.

     SECTION 2.26 "Normal Retirement Date" means the first day of the month coincident with or next following a Participant's
Normal Retirement Age.

     SECTION 2.27 "Participant" means an Employee who has an Accrued Benefit listed on Appendix M or any Participant who was in the Frontier Corporation Management Pension Plan prior to the 1995 and 1996 mergers..

     SECTION 2.28  "Plan" means the Frontier Corporation Pension
Plan for Non-Bargaining Employees as set forth herein, as amended from time to time.

     SECTION 2.29 "Qualified Joint and Survivor Annuity" means a qualified joint and survivor annuity as defined in the Appendices.

     SECTION 2.30 "Qualified Pre-Retirement Survivor Annuity" means a qualified pre-retirement survivor annuity as defined in the Appendices.

     SECTION 2.31 "Trust" or "Trust Fund" means, effective January 1, 1997, the Frontier Pension Fund maintained in accordance with the terms of the trust agreement, as from time to time amended, which constitutes a part of this Plan. The Trust Fund constitutes a common trust fund for the Employer's Pension Plan for Non-Bargaining Employees, Craft Pension Plan-I and Craft Pension Plan-II, and any other plans that may subsequently be merged into the Trust Fund, all of which funds are available to pay benefits under any of the constituent plans.

     SECTION 2.32  "Trustee" means Boston Safe Deposit and Trust
Company or any other trustee appointed by the Board to administer the Trust.

     SECTION 2.33  "Year" or "Plan Year" means the
twelve-consecutive-month period ending each December 31.  The
Plan Year shall be the accrual computation period, the vesting computation period and the limitation year as these terms are used in regulations issued pursuant to ERISA.

     SECTION 2.34  "Year of Participation" means a year of
participation as defined in the Appendices.

     Notwithstanding any other provision of this Plan, no service with the Employer or any Affiliated Company after December 31, 1996 shall be taken into account under this Plan for the purpose of calculating the amount of a Participant's Accrued Benefit but shall be taken into account for purposes of determining eligibility for benefits.

     SECTION 2.35 "Year of Service" means a year of service as defined in the Appendices.

     For purposes of determining a Participant's Accrued Benefit, of applying the Plan's benefit formulae and of determining the length of service needed for receiving an unreduced benefit, the term Year of Service shall include only those periods of time during which the Employer or an Affiliated Company maintained this Plan or any other plan which has been merged into this Plan.

     Notwithstanding any other provision of this Plan, no service with the Employer or any Affiliated Company after December 31, 1996 shall be taken into account under this Plan for the purpose of calculating the amount of a Participant's Accrued Benefit but shall be taken into account for purposes of determining eligibility for benefits.

     SECTION 2.36 The masculine gender whenever used shall include the feminine and the singular shall include the plural, unless the context clearly indicates the contrary.

                           ARTICLE III
                         Accrued Benefit
Accrued Benefit
---------------
     SECTION 3.1 A Participant's benefit under this Plan shall be his frozen Accrued Benefit as set forth in Appendix M, except that in the case of a Participant who was a Participant in this Plan before the 1995 and 1996 plan mergers, the Participant's Accrued Benefit shall be determined under the formula set forth in Appendix A.

Transfer Policy
---------------
     SECTION 3.2 In the case of a Participant who has a frozen Accrued Benefit in this Plan as of December 31, 1996 and who transfers employment to another Affiliated Company, such Participant shall continue to be entitled to receive his Accrued Benefit in accordance with the terms of this Plan and its Appendices that were applicable to him on December 31, 1996.

                           ARTICLE IV
                   Retirement Income Benefits

Normal Retirement
-----------------
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     SECTION 4.1  A Participant who retires upon reaching his
Normal Retirement Age shall be entitled to receive his Accrued Benefit. This benefit shall commence on the Participant's Normal Retirement Date unless a later date is chosen in accordance with the provisions of Section 5.4 and shall be paid in the form selected pursuant to the provisions of Article V.

Early Retirement Benefit
------------------------
     SECTION 4.2 Eligibility requirements for unreduced and reduced early retirement benefits, and, in the case of reduced early retirement benefits, the reduction factors, are set forth in the Appendices.

Deferred Retirement
-------------------
     SECTION 4.3 Provisions for deferred retirement are set forth in the Appendices.

     The actual benefit paid to the Participant shall be in the form selected pursuant to the provisions of Article V.

Disability Benefit
------------------
     SECTION 4.4 Provisions for disability benefit payments are set forth in the Appendices.

Deferred Vested Benefit
-----------------------
     SECTION 4.5 Provisions for deferred vested benefits are set forth in the Appendices.

Cash out of Accrued Benefit
---------------------------
     SECTION 4.6 If a Participant terminates participation in the Plan at a time when the present value of his non-forfeitable Accrued Benefit attributable to Employer contributions is $3,500 or less, the present value of the benefit shall be paid in a lump sum in cash within one year of termination of participation.

Unless the Participant makes a repayment of the cashout distribution as provided below, all years of participation to which the cashout relates shall be disregarded in any subsequent determination of his Accrued Benefit under Article III.

     If an individual to whom this cashout provision applies later resumes participation in the Plan, he may repay the full amount of the cashout distribution to the date of repayment, compounded annually at the rate required under Code section 411(c)(2)(C). If such repayment is made before the Participant has five consecutive one year Breaks in Service beginning after the distribution, the Accrued Benefit previously disregarded shall be restored.

     Except for certain Participants whose benefits have been merged into this Plan from a Plan of an Affiliated Company as set forth in the Appendices, no cashout shall be permitted under this Plan if the present value of a Participant's Accrued Benefit exceeds $3,500.

Normal Retirement Benefit
-------------------------
     SECTION 4.7 The amount of the normal retirement benefit provided shall be the greater of what a Participant or Former Participant could have received under the early retirement provisions of the Plan or the benefit commencing at his Normal Retirement Date.

Benefits Not Affected by Subsequent Social Security Changes
-----------------------------------------------------------
     SECTION 4.8 Any benefits which are being paid to a Participant, Former Participant, Beneficiary or Contingent Annuitant under this Plan and the vested benefit of a Participant or Former Participant who has separated from the service of the Employer shall not be decreased by reason of any post-separation increase in the benefit levels or the wage base under Title II of the Social Security Act effective after the later of September 2, 1974, or the date of first receipt of any benefit provided by this Plan. In the case of a Participant who separates from the service of the Employer with a vested benefit and who returns to employment and participation in the Plan, his vested benefit shall not be decreased by reason of any post-separation increase in Social Security benefit levels or the wage base effective after September 2, 1974, and during separation from service which would decrease the benefits to which he would have been entitled had he not returned to service after his separation.

Maximum Benefit
----------------
     SECTION 4.9 The maximum annual benefit (i.e., the benefit computed under Article III) payable under this Plan and all other defined benefit plans of the Employer shall be limited to the maximum amounts permitted under Code section 415. In general, section 415 limits a Participant's annual benefit to the lesser of $90,000 or the Participant's average annual compensation during the three consecutive Years of Service as a Participant affording the highest such average, or during all years if less than three. If the Participant has not completed ten years of participation, such maximum annual dollar benefit shall be reduced in the ratio which the number of his years of participation bears to ten; if the Participant has less than 10 years of service with the Employer, the compensation limit shall be reduced by one-tenth for each year of service (or part thereof) less then ten. The maximum dollar limitation applies to a benefit payable at the Social Security retirement age and shall be adjusted in accordance with cost of living increases in the amount determined by the Commissioner of Internal Revenue.

     For any benefit payment which is to commence after the Social Security retirement age, the maximum dollar limitation shall be the actuarial equivalent of the maximum dollar limitation at the Social Security retirement age. In computing actuarial equivalency, the interest assumption shall be the lesser of five percent or the percent specified in the Plan's definition of Actuarial Equivalent.

     For any benefit payment which is to commence before the Social Security retirement age, the maximum dollar limitation shall be reduced in accordance with this paragraph. The dollar limitation for a Participant who has reached age 62 but not the Social Security retirement age shall be reduced by 5/9 of 1 percent for each month by which benefits commence before the month in which the Participant attains age 65 (assuming this is the Participant's Social Security retirement age). If the Participant's Social Security retirement age exceeds 65, the dollar limit shall be reduced by 5/9 of one percent for each of the first 36 months and 5/12 of 1 percent for each additional month that the date the Participant's Annuity Starting Date precedes his Social Security retirement age. For persons who retire prior to age 62 pursuant to the early retirement provisions of Section 4.2 the maximum dollar limitation shall be further reduced for months prior to age 62 on an actuarial basis, using for this purpose an interest assumption of 5 percent and the 1984 George B. Buck Mortality Table assuming a blend of 55 percent male and 45 percent female. The dollar limitation for any other benefits paid prior to age 62 shall be reduced actuarially for months prior to age 62 using the Actuarial Equivalent assumptions set forth in Section 2.2 of this Plan.

     Notwithstanding the foregoing, if a Participant's annual benefit does not exceed $10,000 and he had not at any time participated in a defined contribution plan maintained by the Employer, he may receive the full amount of such retirement income benefit without regard to the limitations provided in this Section.

     For purposes of this Section, a Participant's compensation means the total remuneration paid to the Participant by the Employer during the Plan Year for personal services actually rendered, after the application of any salary reduction agreement the Participant may have entered into with the Employer, excluding Employer contributions to this Plan or any other plan of deferred compensation, amounts realized upon the exercise of a stock option or the lifting of restrictions on restricted stock, amounts realized upon a disqualifying disposition of stock acquired pursuant to an ISO or other qualified stock option or other amounts which receive special tax benefits provided in this Section.

     If the maximum dollar limitation under this Section 4.9 and under section 415 of the Code is increased in accordance with cost of living adjustments pursuant to section 415, all benefits in pay status that are subject to such limitation shall increase to the maximum level permitted taking into account the cost of living adjustment, provided that in no event shall the benefit be increased to more than the benefit level calculated under this Plan without regard to the Code's dollar limitation.

Limits for Combined Plans
-------------------------
     SECTION 4.10 If a person participates at any time in both a defined benefit plan and a defined contribution plan ever maintained by the Employer or any Affiliated Company, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Year may not exceed 1.0. For purposes of this Section, the defined contribution plan fraction for any Year is the person's annual additions, as defined in section 415 of the Code, in such Year and all prior Years of Service over the lesser of the following amounts for such Year and for each prior
Year:  (a) 1.25 times the dollar limitation of Code
section 415(c)(1)(A) for the pertinent Year or (b) 1.4 times the amount that could be contributed under the percentage limitation of Code section 415(c)(1)(B) for the individual. The defined benefit plan fraction for any Year is the person's projected annual benefit under all defined benefit plans maintained by the Employer and any Affiliated Company over the lesser of the following amounts for such Year and for each prior Year: (a)
1.25 times the dollar limitation of Code section 415(b)(1)(A) for the pertinent Year or (b) 1.4 times the amount that could be taken into account under the percentage limitation of Code section 415(b)(1)(B) for the individual.

     In the case of a Participant in the Plan as of the limitation year beginning January 1, 1987, the limitations of this Section 4.10 and of Section 4.9 shall not require a reduction in the Participant's Accrued Benefit earned as of the last limitation year ending December 31, 1986. Excess Accrued Benefits shall be eliminated as of the limitation year commencing January 1, 1987.

     The Committee shall monitor the contributions and benefits with respect to each Participant under all plans maintained by the Employer and any Affiliated Company. The Committee in its discretion shall reduce any such contributions or benefits to prevent the combined defined benefit plan and defined contribution plan fractions from exceeding 1.0.

Suspension of Benefits
----------------------

SECTION 4.11 Neither an eligible Employee who continues working beyond Normal Retirement Age nor an eligible Employee who has commenced receiving Plan benefits and is subsequently re-employed by the Employer shall be entitled to receive benefits from this Plan during his period of employment with the Employer. Any such withholding of benefits shall apply only with respect to any month during which the Participant has 40 or more Hours of Service with the Employer or an Affiliated Company which maintains this Plan.

     The Committee shall notify each Participant to whom this suspension applies by personal delivery or first class mail during the first month in which payments are withheld that the Participant's benefits are suspended. Such notification shall contain a description of the specific reasons why benefit payments are being suspended, a general description and a copy of this Section and a statement that the applicable Department of Labor regulations may be found in section 2530.203-3 of Title 29 of the Code of Federal Regulations.

     A Participant whose benefits have been suspended in accordance with this Section shall be entitled to have his benefit payments commence or resume, as the case may be, as of the first payment date following the Participant's cessation of employment. The amount of such payment shall be the greater of
(1) the benefit the Participant had been entitled to receive immediately prior to the suspension provided for in this Section, or (2) the benefit the Participant would be entitled to receive upon his ultimate cessation of employment taking into account, where required by the applicable benefits provisions, his service and compensation figures during the suspension. No actuarial adjustment shall be made to account for the period of suspension or the fact that benefits commence after Normal Retirement Age except, in the latter case, as may be provided for in the deferred retirement provisions of Section 4.3.

Subsidized Pre-ERISA Joint and Survivor Annuity
-----------------------------------------------
     SECTION 4.12 Appendix A sets forth the subsidized pre-ERISA joint and survivor annuity for Employees who were Participants in this Plan before the 1995 and 1996 mergers.

QDROs
------
     SECTION 4.13 Benefits shall be payable under this Plan to an alternate payee pursuant to the terms of any qualified domestic relations order. The Committee has the responsibility for determining if a domestic relations order is qualified and whether its payment terms are consistent with the terms of the Plan.

Cost of Living
--------------
     SECTION 4.14 Cost of living increases are available as set forth in the Appendices. Increases

Benefit Enhancements
--------------------
     SECTION 4.15 Benefit enhancements are set forth in the Appendices.

                            ARTICLE V
                    Form of Benefit Payments

Normal Form of Payment
----------------------
     SECTION 5.1 The normal form of payment of retirement income benefits shall be monthly installments determined as follows:

Unmarried Participant
     (a) If the Participant is not married when he becomes eligible to receive any benefits under this Plan, his retirement income benefit shall be payable in the form of a straight life annuity unless a different form of payment is indicated in Appendix M. Under such annuity, retirement income payments will be made monthly during the Participant's lifetime with no further payments on his behalf after his death.

Married Participant
     (b) If the Participant is married when he becomes eligible to receive any benefits under this Plan, the normal form of benefit shall be a Qualified Joint and Survivor Annuity. The amount of benefit payable in this form shall be the Actuarial Equivalent of the benefit determined under Article III.

Election of Optional Method of Payment
     (c) In accordance with the terms of this subsection, a Participant may elect not to receive his benefit in the normal form of payment and elect instead one of the optional forms of benefits set forth in Section 5.2. The Committee shall provide each Participant, not less than nine months before his Early Retirement Date, a retirement application form describing the normal and optional forms of benefit payments, including their relative financial effects in terms of dollars per annuity payment on the Participant. The form shall indicate the Participant's right to waive a survivor annuity and his spouse's right to consent to such waiver or refuse such consent. This form shall provide a place for the Participant to indicate his Annuity Starting Date, the election of the normal or an optional method of payment and his Beneficiary or Contingent Annuitant, whichever is applicable. The completed form shall be signed by the Participant and bear the written consent of his spouse. The spouse's consent shall acknowledge the effect of the election and the form shall either be notarized or be witnessed by a Plan representative and must be returned to the Committee within the Election Period. Failure to obtain the spouse's consent or to designate an optional form of payment or the revocation of a previously designated optional method shall result in the Participant's receiving his benefits in the normal form of payment unless another election is made within the Election Period.

     In the event of the death of a Participant before his Early or Normal Retirement Date, no optional benefit shall be paid.

Optional Forms of Benefits
--------------------------
     SECTION 5.2 The optional forms of benefit are set forth in the Appendices.

Facility of Payment
-------------------
     SECTION 5.3 If the Committee shall find that any person to whom a benefit is payable from the Plan is unable to care for his affairs, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or legal representative) may be paid to the spouse, child, parent or to any person deemed by the Committee to have incurred expense for such person otherwise entitled to payment. Any such payment shall discharge the liability of the Plan therefor.

Time of Benefit Payments
------------------------
     SECTION 5.4 In the event benefits become payable to a Participant or, in the event of his death, become payable to his Beneficiary, the Committee shall consult with the Participant or his Beneficiary, as the case may be, concerning the manner and the timing of benefit payments. Based on such consultation and any other pertinent factors, the Committee in its sole discretion shall direct the Trustee in writing concerning the manner and timing of benefits to the recipient. In any event, all distributions required under this Section shall be determined and made in accordance with the Income Tax Regulations under Code section 401(a)(9), including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the regulations, which regulations are summarized generally in the following paragraphs.

     Unless the Committee in its discretion determines otherwise, payments shall begin no later than the April 1 following the calendar year during which the Participant dies, suffers a Disability or reaches his Normal, Early or Deferred Retirement Date, as the case may be, and has terminated employment with the Employer or an Affiliated Company. In any event, benefit payments must commence no later than the April 1 following the calendar year in which a Participant attains age 70 1/2 if the Participant has terminated employment with the Employer. In no event shall payments begin later than sixty days after the close of the Plan Year in which the latest of the following occurs:
(1) the Participant's attainment of age 65; (2) the termination of the Participant's service with the Employer; (3) the 10th anniversary of the Participant's commencement of participation in this Plan; or (4) for a Participant who commences participation in the Plan after age 60, the fifth anniversary of the Participant's commencement of participation in this Plan; or (5) the date specified in writing to the Committee by the Participant (but not later than the year in which the Participant attains age 70 1/2). Notwithstanding any direction by the Participant to the contrary, all payments must be payable pursuant to a schedule whereby the Participant's entire interest in the Plan is paid over a period that does not extend beyond the life of the Participant or over the lives of the Participant and any individual he has designated as his Beneficiary (or over the life expectancies of the Participant and his designated individual Beneficiary). In addition, unless the benefit is payable as a Qualified Joint and Survivor Annuity with the Participant's spouse as the contingent annuitant, the payment method selected must provide that more than 50 percent of the present value of the payments projected to be paid to the Participant and his Beneficiary will be paid to the Participant during his life expectancy.

     In the event of the death of a Participant, Former Participant or Beneficiary while benefits are being paid under a schedule which meets the requirements of the preceding paragraph payments shall continue over a schedule at least as rapid as the period selected. In the event of the death of a Participant or Former Participant before benefit payments have commenced, any death benefit shall be distributed within five years of death unless the following conditions are met:

          (a) payments are made to an individual Beneficiary designated by the Participant;

          (b)  payments are made for the life of such individual
Beneficiary or over a period not extending beyond his life expectancy; and

          (c)  payments commence within one year of death.

If the designated Beneficiary is the Participant's spouse, payments may be delayed until the date the Participant would have attained age 70 1/2. If the spouse dies before payments begin, the rules of this paragraph shall be applied as if the spouse were the Participant.

Small Benefits
--------------
     SECTION 5.5 In the case of a Participant whose vested percentage is 100 percent and whose monthly installments of retirement income would be less than $10, the Committee may adopt alternate payment procedures in lieu of making monthly installments, provided that a benefit of actuarially equivalent value is paid. In the case of a Participant whose vested percentage is less than 100 percent, and whose monthly installment of retirement income would be less than $10, the Committee may adopt alternate payment procedures consistent with the cash out rules of Section 4.6.

Rollovers
---------
     SECTION 5.6 This Section applies to from Plan distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Participant's election under this Section, a Participant may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover.

     An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the Participant except that an eligible rollover distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant's designated Beneficiary, or for a specified period of ten years or more, any distribution to the extent such distribution is required under section 401(a)(9) of the Code:
and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

     An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Participant's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

     A Participant includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Participants with regard to the interest of the spouse or former spouse. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the Participant.

                           ARTICLE VI
                         Death Benefits

Intent of Plan
--------------
     SECTION 6.1 This Plan is designed primarily to provide retirement income. There are, however, the circumstances set forth in the following Sections under which death benefits are payable from this Plan.

Contingent Annuity
------------------
     SECTION 6.2  Upon the death of a Participant who was
receiving his benefit in the form of a contingent annuity, his Contingent Annuitant shall receive the payments designated for the Contingent Annuitant.

Pre-retirement Spouse's Benefit
-------------------------------
     SECTION 6.3 Upon the death of a married Participant before retirement but after becoming vested in any part of his Accrued Benefit, his surviving spouse shall be entitled to receive a Qualified Pre-Retirement Survivor Annuity. In the case of a Participant who had attained his Early Retirement Date on or before his date of death, this benefit shall commence on the first day of the month next following the date of death. In other cases the benefit shall commence on the first day of the month following what would have been the Participant's earliest retirement age. "Earliest Retirement Age" means the earliest date on which, under the Plan, the Participant could have elected to receive retirement benefits based on his service at the time of his death.

     The spouse of the Participant may have the right to elect a form of payment other than the Qualified Pre-Retirement Survivor
Annuity as set forth in the Appendices.

     SECTION 6.4 Other death benefits are available as set forth in the Appendices.

                           ARTICLE VII
                     Employer Contributions

Employer Contributions
----------------------
     SECTION 7.1 The Employer shall contribute such amounts as it determines to be required for the purpose of meeting the costs of the Plan. The contributions will be determined by annual actuarial valuations on the basis of such actuarial methods and assumptions as are adopted by the Committee after consultation with an Actuary. The Employer shall comply with the applicable minimum funding standards provided in section 412 of the Code.

Employee Contributions
----------------------
     SECTION 7.2 Employee contributions are neither required nor permitted under this Plan.

Diversion from Employees' Benefit Prohibited
---------------------------------------------
     SECTION 7.3 All contributions by the Employer are for the exclusive benefit of Participants and any other person entitled to benefits under the Plan. Prior to the satisfaction of all liabilities with respect to such Participants and other persons, no amounts arising from the Employer's contributions will revert to the Employer.

Return of Erroneous Contributions
---------------------------------
     SECTION 7.4 Notwithstanding Section 7.3, upon the Committee's request any contribution which was made by a mistake of fact or which is disallowed as a deduction under the Code, or which is made for a Year in which in the Plan is held not to be initially qualified under the Code, shall be returned to the Employer within one year after the payment of the contribution, the disallowance of the deduction (to the extent disallowed) or the denial of the initial qualification, whichever is applicable. All contributions to this Plan are made contingent upon their being deductible under the Code.

Funding Policy
--------------
     SECTION 7.5  The Committee shall from time to time
communicate the liquidity and other needs of the Plan to the Trustee.

                          ARTICLE VIII
                           Trust Fund

     All contributions under this Plan shall be paid to the Trustee and deposited in the Trust Fund. The assets in the Trust Fund, including investment income, shall be held and invested by the Trustee or, if one has been appointed, by an Investment Manager in accordance with the terms of the trust agreement or investment manager agreement as the case may be. Benefits payable under this Plan shall be provided from the Trust Fund as the circumstances require. All assets of the Trust Fund, including investment income, shall be retained for the exclusive benefit of Participants, Former Participants, Contingent Annuitants and Beneficiaries and shall be used to pay benefits to such persons or to pay administrative expenses of the Plan and Trust Fund to the extent not paid by the Employer and shall not revert to or inure to the benefit of the Employer.

                           ARTICLE IX
       Employees' Benefit Committee and Other Fiduciaries

Appointment of Committee
------------------------
     SECTION 9.1 The Board shall appoint an Employees' Benefit Committee to administer the Plan. Any person, including an employee of the Employer or an Affiliated Company, is eligible for appointment as a member of the Committee. Such members shall serve at the pleasure of the Board. Any member may resign by delivering his written resignation to the Board. Vacancies in the Committee arising by resignation, death, removal or otherwise, shall be filled by the Board.

Named Fiduciary and Plan Administrator
--------------------------------------
     SECTION 9.2 The Committee shall be the named fiduciary and plan administrator as these terms are used in ERISA. The Committee shall appoint a secretary to assist it in administering this Plan. The secretary shall also be the agent for the service of legal process. The Committee may appoint other assistants as may be required to administer this Plan, including one or more departmental or Affiliated Company committees which shall have such authority as may be delegated by the Committee.

Powers and Duties of Committee
------------------------------
     SECTION 9.3 The Committee shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan, except such powers as are specifically reserved to the Board or some other person. The Committee's powers include the power to make and publish such rules and regulations as it may deem necessary to carry out the provisions of the Plan. The Committee shall interpret the Plan and shall determine all questions arising in the administration, interpretation, and application of the Plan. Any such determination by the Committee shall be conclusive and binding on all persons.

Operation of Committee
----------------------
     SECTION 9.4  The Committee shall act by
a majority of its members at the time in office, and such action may be taken either by a vote at a meeting or without a meeting. Any action taken without a meeting shall be reflected in a written instrument signed by a majority of the members of the Committee. A member of the Committee who is also a Participant shall not vote on any question relating specifically to himself. Any such question shall be decided by the majority of the remaining members of the Committee. The Committee may authorize any one or more of its members to execute any document or documents on behalf of the Committee, in which event the Committee shall notify the Trustee and the Investment Manager in writing of such action and the name or names of its member or members so designated. The Trustee and the Investment Manager thereafter shall accept and rely upon any document executed by such member or members as representing action by the Committee until the Committee shall file with the Trustee and the Investment Manager a written revocation of such designation. The Committee may adopt such by-laws or regulations as it deems desirable for the conduct of its affairs. The Committee shall keep a record of all its proceedings and acts and shall keep all such books of account, records, and other data as may be necessary for the proper administration of the Plan.

Power to Appoint Advisors
-------------------------
     SECTION 9.5 The Committee may appoint such Actuaries, accountants, attorneys, specialists, and other persons as it deems necessary or desirable in connection with the administration of this Plan. Such accountants and attorneys may, but need not, be accountants and attorneys for the Employer. The Committee shall be entitled to rely upon any opinions or reports which shall be furnished to it by any such Actuary, accountant, attorney or other specialist.

Expenses of Committee
---------------------
     SECTION 9.6 The members of the Committee shall serve without compensation for services as such, but all reasonable expenses of the Committee shall be paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Committee, including, but not limited to, fees of Actuaries, accountants, attorneys, and other specialists, and other costs of administering the Plan.

Duties of Fiduciaries
---------------------
     SECTION 9.7 All fiduciaries under the Plan and Trust shall act solely in the interests of the Participants and their Beneficiaries and in accordance with the terms and provisions of the Plan and Trust insofar as such documents are consistent with ERISA, and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims. Any person may serve in more than one fiduciary capacity with respect to the Plan and Trust.

Liability of Members
--------------------
     SECTION 9.8 No member of the Committee shall incur any liability for any action or failure to act, excepting only liability for his own breach of fiduciary duty. To the extent not covered by insurance, the Employer shall indemnify each member of the Committee and any employee acting on its behalf against any and all claims, loss, damages, expense, and liability arising from any action or failure to act under this Plan.

Allocation of Responsibility
----------------------------
     SECTION 9.9 The Board, Trustee, Investment Manager and the committees established to administer the Plan possess certain specified powers, duties, responsibilities and obligations under the Plan and Trust. It is intended under this Plan that each be solely responsible for the proper exercise of its own functions and that each shall not be responsible for any act or failure to act of another, unless otherwise responsible as a breach of its own fiduciary duty.

          a. Generally, the Board shall be responsible for appointing the members of the committees it may establish to administer this Plan. If this Plan shall at any time permit employees to invest any portion of Plan assets in Employer securities, the Board shall have sole authority to terminate this Plan and to make any discretionary amendments, while any Board-appointed committee given such authority shall be responsible for making mandatory, non-discretionary amendments and for recommending to the Board any other Plan amendments it deems appropriate.

          b. The Board-appointed committees so authorized shall have the responsibilities of making Plan amendments not specifically reserved to the Board in the preceding subsection, including sole discretion to amend the Plan if employees are not authorized to invest Plan assets in Employer securities, to select Investment Managers, to direct the Trustee and the Investment Managers with respect to all matters relating to the investment of Plan assets, to review and report to the Board on the investment policy and performance of Plan assets and generally to administer the Plan according to its terms.

          c. The Trustee or the Investment Manager, as the case may be, is responsible for the management and control of the Plan's assets as specifically provided in the trust agreement or investment manager agreement.

          d. The Board may dissolve any committee it appoints or reserve to itself any of its powers previously delegated to a Board-appointed committee. In addition, the Board may reorganize the committees it establishes from time to time and reallocate their responsibilities between them or assign them to other persons or committees provided that the Employees' Benefit Committee shall at all times continue as plan administrator and named fiduciary as these terms are defined in ERISA unless the Board formally amends the Plan to reallocate these responsibilities. The Board and the various committees may designate persons, including committees, other than named fiduciaries to carry out their responsibilities (other than trustee responsibilities) under the Plan.

Claims Review Procedure
-----------------------
     SECTION 9.10 The Committee shall maintain a procedure under which any Participant or Beneficiary (hereinafter called "claimant") whose claim for benefits under the Plan has been denied will receive written notice which clearly sets forth the specific reason or reasons for such denial, the specific Plan provision or provisions on which the denial is based, any additional information necessary for the claimant to perfect the claim, if possible, an explanation of why such additional information is needed, and an explanation of the Plan's claims review procedure. Said procedure should allow a claimant at least 60 days after receipt of the written notice of denial to request a review of such denied claim, and the Committee shall make its decision based on such review within 60 days (120 days if special circumstances require more time) of its receipt of the request for review. The decision on review shall be in writing and shall clearly describe the reasons for the Committee's decision.

                            ARTICLE X
                           Amendments

     Any amendment may be made to this Plan which does not cause any part of the Plan's assets to be used for, or diverted to, any purpose other than the exclusive benefit of Participants, Former Participants, Contingent Annuitants or Beneficiaries, provided however, that any amendment may be made, with or without retroactive effect, if such amendment is necessary or desirable to comply with applicable law. Except in the case where approved by the Secretary of Labor because of substantial business hardship, as provided in section 412(c)(8) of the Code, no amendment shall be made to the Plan if it would decrease the Accrued Benefit of any Participant, eliminate or reduce an early retirement benefit or a retirement-type subsidy or eliminate an optional form of benefit as may be provided in regulations under Code section 411(d)(6).

                           ARTICLE XI
                Successor Employer and Merger or
                     Consolidation of Plans

Successor Employer
------------------
     SECTION 11.1 In the event of the dissolution, merger, consolidation or reorganization of the Employer, provision may be made by which the Plan and Trust will be continued by the successor, and, in that event, such successor shall be substituted for the Employer under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all of the powers, duties and responsibilities of the Employer under the Plan.

Plan Assets
------------
     SECTION 11.2 In the event of any merger or consolidation of the Plan with, or transfer in whole or part, of the assets and liabilities of the Trust after September 2, 1974, to another trust held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, the assets of the Plan applicable to such Participants shall be transferred to the other trust only if:

          (a) each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated);

          (b) resolutions of the Boards of Directors of the Employer under this Plan, and of any new or successor employer of the affected Participants, shall authorize such transfer of assets; and, in the case of the new or successor employer of the affected Participants, its resolutions shall include an assumption of liabilities with respect to such Participants' inclusion in the new employer's plan; and

          (c) such other plan and trust are qualified under Sections 401(a) and 501(a) of the Code.

                           ARTICLE XII
                        Plan Termination

Right to Terminate
-------------------
     SECTION 12.1 In accordance with the procedures set forth in this Article, and consistent with the provisions of title IV of ERISA, the Board may terminate this Plan at any time. In the event the Plan is terminated or partially terminated, whether by formal action or in actual operation, the funded Accrued Benefits of all affected Participants shall become fully vested.

Partial Termination
-------------------
     SECTION 12.2 Upon termination of the Plan with respect to a group of Participants which constitutes a partial termination of the Plan, the Accrued Benefits of all affected Participants shall become fully vested. The Trustee shall, in accordance with the directions of the Committee, allocate and segregate for the benefit of the Participants or Former Participants with respect to which the Plan is being terminated the proportionate interest of such Participants in the Trust Fund.

Allocation of the Plan's Assets
-------------------------------
     SECTION 12.3 If the Plan is to be of the terminated, by written notice or in Plan's Assets actual operation, it shall first be amended to provide for the allocation of the Plan's assets in accordance with the priorities established by section 4044 of ERISA and regulations thereunder. Any excess assets remaining after all liabilities of the Plan to Participants and their Beneficiaries have been satisfied shall be distributed to the Employer. In the event that Plan liabilities exceed Plan assets, the Employer's liability shall be limited to paying only such additional amounts which when added to existing Plan assets may be required to pay benefits which are guaranteed by the Pension Benefit Guaranty Corporation under Section 4022 of ERISA.

Nondiscrimination Payment of Benefits
-------------------------------------
     SECTION 12.4 In the event of plan termination, the benefits paid from this Plan in to any current or former Highly
Compensated Employee shall be limited as necessary to satisfy the nondiscrimination requirements of Code section 401(a)(4).

Benefit Limits for Restricted Employees
---------------------------------------
     SECTION 12.5  (a) Subject to subsection (b), benefit
payments to a "restricted employee" shall not exceed the periodic amounts payable under a single life annuity that is actuarially equivalent to the employee's entire Plan benefit. This limit shall not apply if either of the following is true:

          (1) Immediately after a payment of a benefit to the restricted employee Plan assets equal at least 110 percent of the Plan's current liabilities.

          (2) The value of the benefit paid is less than one percent of the Plan's current liabilities.

For this purpose, "benefits" means all accrued and other Plan benefits; "benefits paid" includes regular payments, and death and disability payments; and "restricted employee" means one of the highest-paid 25 of the current and former Highly Compensated Employees with benefits under the Plan.

          (b) Benefits may be paid to a restricted employee in a lump sum or in faster installments than permitted under subsection (a) if the following conditions are met:

          (1) Before receiving any payments the restricted employee agrees in writing to repay the actuarial value of the amounts by which the payments exceed the amounts otherwise allowed under subsection (a) if the Plan is terminated at a time when neither of the tests (1) and (2) in subsection (a) are met.

          (2) The employee guarantees repayment under (1) by fulfilling the following conditions:

               (i)  Providing security acceptable to the
Committee equal to 125 percent of the amount that would have to be repaid if the Plan terminated on the date of distribution.

               (ii) Agreeing to keep the security arrangement in effect and to provide additional security from time to time as may be needed to restore the security to the 125 percent level if the market value of the security ever becomes less than 110 percent of the repayable amount.

                          ARTICLE XIII
                      Top-Heavy Provisions

Rules to Apply if Plan Top-Heavy
--------------------------------

     SECTION 13.1 Notwithstanding any other relevant provision of this Plan to the contrary, the following rules will apply for any Plan Year that the Plan becomes "top-heavy" (as defined in Section 13.2):

          (a) Vesting. Vesting shall continue at 100% at all times.

          (b) Minimum Benefit and Accrual. For each Year the Plan is deemed "top-heavy" each participant who is a non-key employee shall have a minimum formula benefit and Accrued Benefit equal to the lesser of: (i) 20 percent of such non-key employee's average compensation; or (ii) 2 percent of his average compensation times his Years of Service. Such benefit shall be in the form of a life annuity. For the purposes of making this computation, the term "average compensation" means the average of the five consecutive Plan Years during which such Participant has the greatest aggregate compensation from the Employer. Compensation means the compensation of the Participant from the Employer for the year. The minimum benefit shall be payable regardless of a non-key employee's level of compensation or whether he is employed on a specified date, such as the last day of the Plan Year.

          (c) Limitation on Benefits. In applying the dollar limitations under Section 415(e) of the Code, the 1.25 limitation shall be supplanted by a 1.0 limitation for each year during which the Plan is top-heavy.

          (d) Maximum Compensation. The maximum annual compensation of each employee that may be taken into account under the Plan shall not exceed $150,000 (or such larger amount based on cost of living adjustments as may be permitted under the
Code).

Top-Heavy Definition
--------------------
     SECTION 13.2 For purposes of this Section, the Plan will be considered "top-heavy" if on any given determination date (the last day of preceding Plan Year or, in the case of the Plan's first year, the last day of such Year) the sum of the present value of the total accrued benefits for key employees is more than 60 percent of the present value of the total accrued benefits of all employees. The present value of accrued benefits shall be determined on the annual valuation date (the date used for computing plan costs for minimum funding purposes) that falls within the 12-month period ending on the determination date. The present value shall include distributions made during any given Plan Year containing the determination date and the preceding four Plan Years but shall not include the present value of the benefits for any person who has not received any compensation from the Employer at any time during the five-year period ending on the determination date. The method of determining the top-heavy ratio shall be made in accordance with Code section 416.

     In making the top-heavy calculation, (a) all the Employer's plans in which a key employee participates shall be aggregated with all other Employer plans which enable a plan in which a key employee participates to satisfy the Code's non-discrimination requirements; and (b) all Employer plans not included in subparagraph (a), above, may be aggregated with the Employer's plans included in subparagraph (a), above, if all of the aggregated plans would be comparable and satisfy the Code's non-discrimination requirements.

Key Employee Definition
-----------------------
     SECTION 13.3 A key employee is any employee or former employee who at any time during the Plan Year or the four preceding Plan Years is such within the meaning of Code section 416. As of the effective date, the term key employee includes the following individuals:

          (a) an officer (but not more than 50 persons or, if lesser, the greater of 3 or 10 percent of employees) having an annual compensation greater than 50 percent of the dollar limit for benefits payable from a defined benefit plan under Code section 415(b)(1)(A);

          (b) one of 10 employees owning the largest interests of the Employer (and having an annual compensation from the Employer which is at least equal to the dollar limitation for contributions to defined contribution plans as specified in Code section 415(c)(1)(A));

          (c)  a five-percent owner of the Employer; and

          (d) a one-percent owner of the Employer whose annual compensation from the Employer exceeds $150,000.

Relationship of the Normal and the Top-Heavy Vesting Schedules
--------------------------------------------------------------
     SECTION 13.4 If the Plan's top-heavy status changes and this change alters the Plan's normal vesting schedule, no Participant's vested accrued benefit immediately prior to such change in status shall be diminished on account of the change in the vesting schedule. In addition, the vesting for each Participant in the Plan at the time of the change in status shall be determined under whichever schedule provides the greatest vested benefit at any particular point in time.

Participation in Other Plans
----------------------------
     SECTION 13.5 A non-key employee who participates in both a defined contribution plan and a defined benefit plan of the Company shall not be entitled to receive minimum benefits and/or minimum contributions under all such plans. Instead, the employee shall receive the minimum benefit as set forth in
Section 13.1(b).

                           ARTICLE XIV
                          Miscellaneous

Non-guarantee of Employment
--------------------------
     SECTION 14.1 Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation on the right of the Employer to discharge any of its Employees, with or without cause.

Right to Former Plan Assets
---------------------------
     SECTION 14.2 No Participant, Former Participant, Contingent Annuitant or Beneficiary shall have any right to, or interest in, any assets of the Plan upon termination of employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable under the Plan to such Participant, Former Participant, Contingent Annuitant or Beneficiary out of the assets of the Plan. All payments of benefits provided for in this Plan shall be made solely out of the assets of the Plan.

Non-alienation of Benefits
-------------------------
     SECTION 14.3 Benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability which arises from the Participant's bankruptcy prior to actually being received by the person entitled to the benefit under the terms of the Plan. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, shall be void. The Plan shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

     Notwithstanding the foregoing, Plan benefits may be paid pursuant to a qualified domestic relations order as defined in Code section 414(p) pursuant to procedures adopted by the Committee. In addition, a Participant, Beneficiary or Contingent Annuitant whose benefits are in pay status may make a voluntary, revocable assignment or alienation of future benefit payments not to exceed, when all such amounts are aggregated, 10 percent of each benefit payment. No part of any such voluntary assignment or alienation may be used for defraying plan administrative costs. All requests for benefit assignments shall be in writing to the Committee on a form approved by it and pursuant to such rules as the Committee may prescribe.

Governing Law
-------------
     SECTION 14.4 To the extent not preempted by federal law, this Plan shall be interpreted and enforced in accordance with the laws of New York.

     IN WITNESS WHEREOF, the Employer has caused its duly authorized officer to execute this Plan document on its behalf this 31st day of December, 1996.


                         FRONTIER CORPORATION


                         By:  /s/ Barbara J. LaVerdi
                              --------------------------
                              Barbara J. LaVerdi

                         Its:  Assistant Secretary

                           APPENDIX A

               FRONTIER CORPORATION/ROCHESTER PLAN

     The provisions set forth in this Appendix pertain to those Participants who had frozen benefits under this Plan prior to the 1995 and 1996 mergers.

Actuarial Equivalent, Section 2.2:

     Interest:  8%

Mortality Table:  1984 George B. Buck Mortality Table assuming
          55% male and 45% female;

provided, however, that for purposes of determining the present value of any lump sum payout: (1) for amounts not in excess of $25,000 the interest assumption shall be the rate that would have been used by the Pension Benefit Guaranty Corporation ("PBGC") as of the distribution date for purposes of determining the present value of a lump sum distribution on termination of a plan; (2) if the lump sum payout exceeds $25,000 using the PBGC rate, the interest assumption shall be 120 percent of the PBGC rate, provided that the amount determined under the 120 percent formula shall never cause the amount to be less than $25,000.

Disability, Section 2.14: Disability means a physical or mental condition which, in the judgment of the Committee, based on medical reports and other evidence satisfactory to the Committee, will permanently prevent an Employee from satisfactorily performing his usual duties for the Employer.

Disability Benefit, Section 4.4: A Participant who suffers a Disability and is eligible to receive benefits under the Employer's Long Term Disability Benefit Plan or under the Employer's Short Term Disability Plan shall be attributed, for purposes of determining eligibility to receive early retirement benefits only, with a period of service of not longer than one Year of Service for the period during which he was absent from work due to his Disability. If the Participant is not eligible for early retirement and does not return to employment within one year following the first day of his absence from work because of the Disability, he shall be considered a terminated Participant, eligible for deferred vested benefits under Section 4.5.

Normal Retirement Age, Section 2.25: Normal Retirement Age means the later of age 65 or the fifth anniversary of the Participant's commencement of participation in the Plan.

Qualified Joint and Survivor Annuity, Section 2.29: Qualified Joint and Survivor Annuity means an annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse which is 50% of the amount which is payable during the joint lives of the Participant and his spouse. The amount payable during the joint lives of the Participant and his spouse shall be the Actuarial Equivalent, determined on an individual Participant basis, of the amount otherwise payable to the Participant as a life annuity in accordance with the applicable benefit formula of Article III, provided that in no event shall any reduction from the life annuity exceed 10 percent of the life annuity amount. If the Participant's spouse predeceases the Participant, the benefits thereafter payable to the Participant shall revert to the unreduced amount to which the Participant is entitled in accordance with the applicable benefit formula of Article III.

Qualified Pre-Retirement Survivor Annuity, Section 2.30:
Qualified Pre-Retirement Survivor Annuity means an annuity for the surviving spouse of a Participant in an amount equal to the amount payable to such surviving spouse if benefits had been paid as a Qualified Joint and Survivor Annuity. If the Participant dies after his Early Retirement Date the benefit amount shall be determined as if the Participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before his death. In the case of a Participant who has any vested Accrued Benefit and who dies on or before his earliest retirement date, the benefit amount shall be calculated as if he had (a) separated from service on his date of death; (b) survived to his earliest retirement date; (c) retired with an immediate Qualified Joint and Survivor Annuity on his earliest retirement date; and (d) died on the day after what would have been his earliest retirement date. "Earliest retirement date" means the earliest date on which, under the Plan, the Participant could have elected to receive retirement benefits based on his service at the time of his death.

Year of Service, Section 2.35: Year of Service means any Plan Year during which an Employee completes at least 1,000 Hours of Service with the Employer or with an Affiliated Company. A Participant shall also be given credit for each month of service not included in a period for which a Year of Service has been earned under the 1,000 hour rule, subject to the following:

     - the Participant must have worked at least 130 Hours of Service in the month;

     - the service must have been performed before the Participant commenced participation in this Plan;

     - the service must have been performed for Frontier
Corporation but not already credited under any defined benefit plan of Frontier Corporation or any Affiliated Company; and

     - the service will be credited only to calculate the amount of a Participant's entitlement to an early or normal retirement service pension.

Accrued Benefit, Section 3.1: Accrued Benefits under this Plan are frozen as of December 31, 1996. For purposes of calculating Accrued Benefits as of December 31, 1996, effective with respect to all Participants on the active payroll (or the inactive payroll but receiving benefits under the Employer's Long Term Disability Benefit Plan) on or after August 16, 1995, the annual rate of retirement income benefit commencing on a Participant's Normal Retirement Date shall be the sum of (1) and (2) where

     (1) equals 1.39 percent times the Participant's Years of Service times the Participant's average annual Compensation during the three consecutive Years of Service during which the Participant was paid the highest annual Compensation, but not to exceed the Social Security Wage Base in effect during the calendar year preceding retirement; and

     (2) equals 1.54 percent times the Participant's Years of Service times the average of his last three years of Compensation preceding retirement in excess of the Social Security Wage Base in effect during the calendar year preceding retirement.

     The three year average compensation factor used in (1) above shall be the higher of the average obtained using calendar years of service or the average obtained using 12-consecutive-month years of service ending on a Participant's date of retirement or any anniversary thereof.

     In applying this formula with respect to any Participant whose Compensation includes amounts he has contributed to the Employer's Employees' Retirement Savings Plan, all such employee tax-deferred contributions shall be deemed to be Compensation in excess of the Social Security Wage Base.

     This formula benefit is computed on the basis of the benefit being payable in the form of an annuity for the life of the Participant with no further payments after his death. The actual amount of accrual or monthly benefit shall depend on the actual form of payment being paid in accordance with Article V which shall, in any event, be a benefit of actuarially equivalent value of the rate determined under this Section 3.1.

     In addition to the Accrued Benefit calculated in the previous paragraph, each Plan Participant who is on the active payroll (or on the inactive payroll but receiving benefits under the Employer's Long Term Disability Benefit Plan) on or after August 16, 1995, who has five or more Years of Service under this Plan upon the earlier of (1) termination of employment or (2) December 31, 1996, shall have his or her Accrued Benefit at the earlier of (1) termination of employment or (2) December 31, 1996, increased by 20 percent; provided, however, that such 20% increase shall apply only to the Participant's Accrued Benefit under this Section 3.1, and shall not apply to any enhanced benefit otherwise available under this Plan.

Unreduced Early Retirement Benefit, Section 4.2: A Participant who reaches age 52 and completes at least 17 Years of Service or who completes at least 27 Years of Service, regardless of his age, may elect early retirement. The amount of his early retirement benefit shall be his Accrued Benefit. This benefit shall be payable on the Participant's Early Retirement Date without reduction to take into account payment prior to Normal Retirement Age.

Reduced Early Retirement Benefit, Section 4.2: Each Participant who reaches age 47 but not 52 and who has completed at least 22 Years of Service may elect early retirement. The amount of this benefit shall be his Accrued Benefit. If the benefit is payable prior to age 52 it shall be reduced by 0.5 percent for each calendar month or part thereof by which his age at termination of employment is less than 52 years.

Deferred Retirement, Section 4.3: Any Participant who continues in employment after reaching his Normal Retirement Age shall receive a benefit equal to his Accrued Benefit. No actuarial adjustment shall be made to account for the benefit payments commencing after Normal Retirement Age.

Deferred Vested Benefit, Section 4.5: Effective August 16, 1995, all Accrued Benefits are 100% vested. The amount of a Participant's benefit shall be equal to his Accrued Benefit as of his termination date. The deferred vested benefit shall be paid commencing on what would have been the Participant's Normal Retirement Date unless it is cashed out earlier in accordance with Section 4.6 or, at the Participant's election, is paid at what would have been the Participant's Early Retirement Date, providing that the Participant has sufficient service and has reached the age or ages described above for reduced or unreduced early retirement. If a Participant does not meet the requirements for early retirement and elects to have his deferred vested benefit paid prior to Normal Retirement Age, the monthly benefit shall be reduced to the Actuarial Equivalent of the benefit which would have been payable at his Normal Retirement Date.

Subsidized Pre-ERISA Joint and Survivor Annuity, Section 4.12:
Effective with the first benefit payment payable on or after July 1, 1989, benefits paid in the form of a joint and one-third survivor annuity to pre-ERISA retirees and to surviving annuitants of pre-ERISA retirees shall be paid in the form of a joint and 50 percent survivor annuity. The benefit payable during the joint lives of the retiree and the retiree's spouse shall not be decreased actuarially to reflect the increase from 33 1/3 percent to 50 percent in the benefit payable to the retiree's surviving annuitant. In addition, any actuarial reduction for the survivor option shall not exceed 10 percent of the life annuity amount. The increased benefits payable under this Section shall apply only to future monthly payments.

Optional Forms of Benefit, Section 5.2: The following optional forms of benefit are available, subject to the provisions of 5.1.
Both optional forms are Actuarial Equivalents.

     OPTION A: In the case of a married Participant, a straight life annuity.

     OPTION B: A reduced benefit payable during the Participant's life equal to 90 percent of the benefit to which he would otherwise be entitled with the provision that after his death an income at one-half the rate of his reduced benefit payable to his designated parent as Contingent Annuitant during the parent's life. If the parent predeceases the Participant, the benefits thereafter payable to the Participant shall revert to the unreduced amount to which he would have otherwise been entitled.

Sickness and Pensioner Death Benefits, Section 6.4: In the event of the death of any pensioner who retired on or prior to December 31, 1996, and who is receiving normal, early, deferred or disability pension benefits in accordance with the provisions of Sections 4.1, 4.2, 4.3, or 4.4, which death is caused by sickness or injury, a death benefit will be paid to:

     (a) the spouse of the deceased pensioner if the spouse is legally married to him at the time of his death; or

     (b) the unmarried child or children under the age of 23 years (or over that age if physically or mentally incapable of self-support) of the deceased pensioner who was actually supported in whole or in part by the deceased pensioner at the time of his death; or

     (c) a dependent parent who lives in the same household with the pensioner or who lives in a separate household in the vicinity which is provided for the parent by the pensioner; or

     (d) a trust for the benefit of any of the above beneficiaries.

     If none of the enumerated beneficiaries survives the pensioner, no death benefit will be paid under this Plan. If two or more of the enumerated beneficiaries survive the pensioner, the Committee, in its sole discretion, may pay the death benefit to one of the beneficiaries or allocate it among the beneficiaries in such portions as it may determine.

     The amount of the death benefit shall equal 12 months' wages computed at the pensioner's most recent rate of pay at the date of death or at retirement, as the case may be. If the pensioner was not employed full time, the death benefit shall be prorated in accordance with the ratio that the individual's usual Hours of Service during a Plan Year bear to the Hours of Service of full time employees during a Plan Year. For purposes of this section, the term rate of pay means the total of the following amounts:
(1) the Employee's annualized base rate of pay at death, (2) all bonuses paid to the Employee in the calendar year preceding his death and (3) all commissions paid to the Employee in the calendar year preceding his death. The term rate of pay shall not include overtime, tier payments or any other form of special or nonrecurring compensation except for bonuses and commissions included under the preceding sentence.

     The term rate of pay shall not include overtime or any other form of special or nonrecurring compensation except for bonuses and commissions included under the preceding sentence, or any amounts in excess of $150,000 (as adjusted for cost of living increases) paid to an Employee during any Plan Year.

      A pensioner may file with the Committee a written direction that the death benefit will be paid to his Beneficiary in equal monthly installments over any period of years up to ten. In the absence of such written direction, the Committee in its sole discretion may pay the death benefit in a lump sum or in installment payments, the number and size of which may be varied by the Committee as circumstances may indicate.

                           APPENDIX B

           FRONTIER COMMUNICATIONS OF MINNESOTA, INC.

     The provisions set forth in this Appendix pertain to those Participants who have frozen benefits which were transferred to this Plan from the Frontier Communications of Minnesota, Inc.
Retirement Pension Plan.

Actuarial Equivalent, Section 2.2:

     Interest: 8%

     Mortality Assumptions: 1979 George B. Buck Mortality Table set forward one year for both males and females, assuming 60% male and 40% female;

provided, however, that for purposes of determining the present value of any lump sum payout: (1) for amounts not in excess of $25,000 the interest assumption shall be the rate that would have been used by the Pension Benefit Guaranty Corporation ("PBGC") as of the distribution date for purposes of determining the present value of a lump sum distribution on termination of a plan; (2) if the lump sum payout exceeds $25,000 using the PBGC rate, the interest assumption shall be 120 percent of the PBGC rate, provided that the amount determined under the 120 percent formula shall never cause the amount to be less than $25,000.

     When calculating Actuarial Equivalent under Section 5.1(b), table set forth at the end of this Appendix shall be used.

Disability, Section 2.14: Disability means that an Employee suffers a disability as this term is used in the Employer's long term disability policy, provided that the Committee shall determine whether a disability has occurred in its sole discretion for the purposes of this Plan.

Disability Benefit, Section 4.4: A Participant who suffers a Disability and is eligible to receive benefits under the Employer's Long Term Disability Benefit Plan or under the Employer's Short Term Disability Plan shall be attributed, for purposes of determining eligibility to receive early retirement benefits only, with a period of service of not longer than one Year of Service for the period during which he was absent from work due to his Disability. If the Participant is not eligible for early retirement and does not return to employment within one year following the first day of his absence from work because of the Disability, he shall be considered a terminated Participant, eligible for deferred vested benefits under Section 4.5.

Year of Service, Section 2.35: Year of Service means each full year of elapsed service, computed on the basis of one full year of elapsed service for each 365 days of elapsed service. Elapsed service means the time elapsed between an Employee's Employment Date and his last severance from service date, subject to the following rules:

     (a) Elapsed service shall not include any period of severance occurring between such Employee's Employment Date and last severance from service Date;

     (b) Elapsed Service shall not include any elapsed service previously completed by the Employee before five consecutive one-year Breaks in Service if such five consecutive one-year Breaks in Service occur before the Employee has a non-forfeitable right to benefits derived from Employer contributions under the Plan and if the number of consecutive one-year Breaks in Service equals or exceeds the aggregate number of full years of elapsed service completed by the Employee (after disregarding any elapsed service not required to be taken into consideration by reason of a prior application of this rule) prior to such one-year Breaks in Service.

Severance from service Date means the earlier of:

     (a) the date on which an Employee terminates employment with an Affiliated Company by reason of a divestiture, resignation, retirement, discharge or death (including such a termination while an employee is on a maternity or paternity leave, other approved leave of absence or layoff, regardless of whether such termination occurs before the first anniversary of such leave or layoff); or

     (b) the first anniversary of the beginning of an Employee's separation from service with an Affiliated Company (including a separation by reason of a maternity or paternity leave, any other approved leave of absence or layoff) which is longer than 12 consecutive months and is not interrupted by a termination described in paragraph (a) above.

     Notwithstanding the foregoing, an Employee's severance from service date shall not begin until any period of disability for such Employee has expired.

     Period of severance means the period of time commencing on an Employee's severance from service date and ending on his next occurring re-employment commencement date.

     Re-employment commencement date means the first date after an Employee's severance from service date on which he completes an Hour of Service.

Normal Retirement Age, Section 2.25: Normal Retirement Age is age 65.

Qualified Joint and Survivor Annuity, Section 2.29: Qualified Joint and Survivor Annuity means an annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse which is 50% of the amount which is payable during the joint lives of the Participant and his spouse and which is the actuarial equivalent of a single annuity for the life of the Participant.

Qualified Pre-Retirement Survivor Annuity, Section 2.30:
Qualified Pre-Retirement Survivor Annuity means an annuity for the surviving spouse of a Participant as described in (a) or (b) below, whichever is applicable:

     (a) If a Participant who, while an active employee of the Employer, or an Affiliated Company, or while on a period of Disability, dies subsequent to his 50th birthday and prior to his Annuity Starting Date, such Participant's surviving spouse, if any, shall be entitled to receive a monthly survivor benefit, commencing as of the first day of the first month following the

Participant's death. Such survivor benefit shall be equal to the monthly amount such spouse would have received if such Participant had terminated employment with the Employer and all Affiliated Companies on the date of his death, survived until age 55 (if he had not already attained that age), and commenced receiving retirement income under the joint and 100% survivor annuity option described in Section 5.2. The amount of a surviving spouse's benefits under this paragraph shall be determined under the table set forth at the end of this Appendix.

     (b) If a Participant who is not described in paragraph (a) above has a vested benefit under the Plan and dies before his Annuity Starting Date, such Participant's surviving spouse, if any, shall be entitled to receive a monthly survivor benefit, commencing as of the first day of the first month following the Participant's death or, if later, the first day of the first month following the month in which such Participant would have attained age 55 (if he had not already attained that age). Such survivor benefit shall be equal to the monthly amount such spouse would have received if such Participant had terminated employment with the Employer and all Affiliated Companies on the date of his death (if the Participant had not already done so), survived until age 55 (if the Participant had not already attained that age) and commenced receiving retirement income under the joint and 50% survivor annuity described in Section 5.2 beginning on the day before his death. The amount of a surviving spouse's benefits under this paragraph shall be determined under the table set forth at the end of this Appendix. Notwithstanding the foregoing, in the event a Participant described in this paragraph
(b) properly elected pursuant to Section 5.2(c) to receive a joint and 75% survivor annuity, or a joint and 100% survivor annuity, in either case with his surviving spouse named as joint annuitant, and such Participant dies before his Annuity Starting Date, then such Participant's surviving spouse shall be entitled to a survivor benefit under this paragraph (b) based upon the actual form of joint and survivor annuity elected by the Participant, instead of the Qualified Joint and 50% Survivor Annuity form referred to above.

     (c) In lieu of receiving such survivor benefits commencing at the time set forth in paragraph (a) or (b) above (whichever is applicable), the surviving spouse of a Participant can elect to receive the Actuarial Equivalent of such survivor benefits commencing as of the first day of any subsequent month, but no later than the Participant's Normal Retirement Date, by filing an election with the Committee on such form and in such manner as it may require. Such Actuarial Equivalent shall be based upon the factors and dollar amount(s) referred to above determined by reference to the age the Participant would have attained had he survived to the date the surviving spouse benefits payable under
Section 6.3 commence. Straight line interpolation shall be employed where fractional years are involved.

     (d) If a surviving spouse who is eligible to receive a survivor benefit prescribed by Section 6.3 dies before his actual benefit commencement date as set forth in paragraph (a), (b) or
(c) above, no benefit shall be payable under the Plan.

Reduced Early Retirement Benefit, Section 4.2: A Participant may retire early after attaining age 52 and completing two Years of Service. Such benefit shall be payable at age 57 or older without reduction. In the event that the Participant elects to commence receipt of benefits prior to age 57, his benefit shall be reduced to an amount equal to his Accrued Benefit payable at Normal Retirement Age times the applicable percentage below corresponding to the age at which benefits are to commence:

     Age at         Applicable
     Commencement   Percentage

     57 or more     100.0%
     56              96.4
     55              92.8
     54              89.2
     53              85.6
     52              82.0

Straight line interpolation shall be employed where fractional years are involved. This retirement income may, at the written election of the Participant delivered to the Committee prior to the date retirement income payments are to begin, be adjusted further when payable under the normal form of benefit to take into consideration future benefits from Social Security in order to provide a level monthly retirement income before and after Social Security retirement age.

Deferred Retirement, Section 4.3: A Participant who continues in employment after reaching Normal Retirement Age shall be entitled to receive his Accrued Benefit. His benefit commencing on his Deferred Retirement Date shall be his Accrued Benefit. No actuarial adjustment shall be made to account for the benefit payments commencing after Normal Retirement Age.

Deferred Vested Benefit, Section 4.5: Unless the vested benefit is paid out in accordance with the provisions of Section 4.6, such benefit shall be payable commencing at what would otherwise have been the Former Participant's Normal Retirement Date, except the Former Participant may elect (by notifying the Committee in writing) to receive such vested benefit starting with the first day of any month following the month in which he would have been eligible for early retirement benefits under Section 4.2. In the event payments are to commence prior to such Former Participant's Normal Retirement Date, the benefit shall be reduced to an amount equal to his Accrued Benefit payable at Normal Retirement Age times the applicable percentage below corresponding to the age at which benefits are to commence:

     Age at              Applicable
   Commencement          Percentage

     65 or more          100.0%
     64                   96.4
     63                   92.8
     62                   89.2
     61                   85.6
     60                   82.0
     59                   78.4
     58                   74.8
     57                   71.2
     56                   67.6
     55                   64.0
     54                   58.1043%
     53                   52.8217%
     52                   48.0784%

Straight line interpolation shall be employed where fractional years are involved. This retirement income may, at the written election of the Participant delivered to the Committee prior to the date retirement income payments are to begin, be adjusted further when payable as a straight life annuity for the life of the Participant to take into consideration future benefits from Social Security in order to provide a level monthly retirement income before and after Social Security retirement age.

Optional Forms of Benefit, Section 5.2: The following optional forms of benefit are available, subject to the provisions of 5.1.
Except for Option A, the optional forms of benefit are Actuarial
Equivalents.

     OPTION A: A retirement income of 95 percent of a straight life annuity payable monthly during the Participant's life with the provision that in the event of his death prior to receiving 120 monthly installments, the remainder thereof shall be paid to his Beneficiary.

     OPTION B: A retirement income payable during his life with the provision that, after his death, 100 percent of such income shall continue during the life of, and shall be paid to, a Contingent Annuitant.

     OPTION C: A retirement income payable during his life with the provision that, after his death, an income at 75 percent of the rate of his income shall be continued during the life of, and shall be paid to, a Contingent Annuitant.

     OPTION D: A retirement income payable during his life with the provision that after his death, an income at 1/2 the rate of his income shall be continued during the life of, and shall be paid to, a Contingent Annuitant.

     OPTION E: In the case of a married Participant, a straight life annuity.

Joint Annuity Factors and Early Reduction Factors
--------------------------------------------------
The joint annuity shall equal the product of:

     a. the applicable percentages set forth in the table below, and

     b. 1.00 increased by 0.01 for each full year by which the spouse is older than the deceased Participant, or decreased by
0.01 for each full year by which the spouse is younger than the deceased Participant.


     Percentages

Participant's Age                           Amount Continued to
On the Birthday   Early       Early         Joint Annuitant After
Nearest His       Retirement  Commencement  Participant's Death
Annuity Starting  Reduction   of Benefit
Date*             Factors     Factor        100% 75%  50%

65 or more        100.0%    100.0%          77%  82%  88%
64                100.0%     96.4%          77%  83%  88%
63                100.0%     92.8%          78%  83%  89%
62                100.0%     89.2%          79%  84%  89%
61                100.0%     85.6%          79%  84%  91%
60                100.0%     82.0%          81%  85%  92%
59                100.0%     78.4%          82%  87%  92%
58                100.0%     74.8%          82%  88%  92%
57                100.0%     71.2%          82%  88%  92%
56                96.4%     67.6%           83%  88%  92%
55                92.8%     64.0%           84%  89%  93%
54                89.2      58.1043%        85%  89%  94%
53                85.6      52.8217%        85%  90%  94%
52                82.0      48.0784%        86%  90%  94%

* Or nearest age Participant would have attained had he survived to the date surviving spouse benefits commence.

In no event, however, shall the application of the above factors result in the amount payable to the Participant under a joint and survivor annuity exceeding the amount he would have received as a straight life annuity. Any survivor benefits payable under such joint and survivor annuity after the participant's death shall be based upon such adjusted amount payable to the Participant.

                           APPENDIX C

            FRONTIER COMMUNICATIONS OF NEW YORK, INC.

     The provisions set forth in this Appendix pertain to those Participants who have frozen benefits which were transferred to this Plan from the Frontier Communications of New York, Inc.
Management Employee Benefit and Retirement Plan.

Actuarial Equivalent, Section 2.2:

     Interest:  8%

     Mortality Table: 1971 Combined Group Annuity Table with 50% male and 50% female assumption;

provided, however, that for purposes of determining the present value of any lump sum payout: (1) for amounts not in excess of $25,000 the interest assumption shall be the rate that would have been used by the Pension Benefit Guaranty Corporation ("PBGC") as of the distribution date for purposes of determining the present value of a lump sum distribution on termination of a plan; (2) if the lump sum payout exceeds $25,000 using the PBGC rate, the interest assumption shall be 120 percent of the PBGC rate, provided that the amount determined under the 120 percent formula shall never cause the amount to be less than $25,000.

Disability, Section 2.14: Disability means a physical or mental condition which, in the judgment of the Committee, based on medical reports and other evidence satisfactory to the Committee, will permanently prevent an Employee from satisfactorily performing his usual duties for the Employer and will entitle the Employee to receive Social Security disability benefits.

Disability Benefit, Section 4.4: A Participant who suffers a Disability shall be entitled to receive 100 percent of his Accrued Benefit. This benefit shall be paid commencing either at what would have been the Participant's Normal Retirement Date or at an earlier date in an amount actuarially reduced in accordance with the same method used in Section 4.2 for adjusting early retirement benefits which are paid prior to Normal Retirement Age.

Normal Retirement Age, Section 2.25: Normal Retirement Age is the later of age 65 or the fifth anniversary of the date an employee commenced participation in the plan.

Qualified Joint and Survivor Annuity, Section 2.29: Qualified Joint and Survivor Annuity means an annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse which is 50% of the amount which is payable during the joint lives of the Participant and his spouse and which is the actuarial equivalent of a single annuity for the life of the Participant with 120 payments guaranteed.

Qualified Pre-Retirement Survivor Annuity, Section 2.30:
Qualified Pre-Retirement Survivor Annuity means an annuity for the surviving spouse of a Participant in an amount equal to the amount payable to such surviving spouse if benefits had been paid as a Qualified Joint and Survivor Annuity. If the Participant dies after his Early Retirement Date the benefit amount shall be determined as if the Participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before his death. In the case of a Participant who has any vested Accrued Benefit and who dies on or before his earliest retirement date, the benefit amount shall be calculated as if he had (a) separated from service on his date of death; (b) survived to his earliest retirement date; (c) retired with an immediate Qualified Joint and Survivor Annuity on his earliest retirement date; and (d) died on the day after what would have been his earliest retirement date. "Earliest retirement date" means the earliest date on which, under the Plan, the Participant could have elected to receive retirement benefits based on his service at the time of his death.

Year of Participation, Section 2.34: Year of Participation means any Plan Year during which a Participant completes at least 1,000 Hours of Service with the participating employer. Years prior to the Effective Date and Years prior to the Participant's entry into the Plan shall be considered Years of Participation provided that the Hours of Service requirement is satisfied. Notwithstanding the foregoing, service prior to January 1, 1987 with AuSable Valley Telephone Company shall be disregarded for the purpose of determining a Participant's Years of Participation under this Plan unless the Participant has made a rollover contribution of his interest in the AuSable Valley Telephone Company Profit Sharing Plan.

Year of Service, Section 2.35:  Year of Service means any Plan
Year during which an Employee completes at least 1,000 Hours of Service with the Employer or with an Affiliated Company.

Unreduced Early Retirement Benefit, Section 4.2: A Participant who has completed 27 or more Years of Service may retire. The Participant may commence receipt of his benefit at his actual retirement date without reduction in his benefit to take into account payment of benefits prior to Normal Retirement Age.

Reduced Early Retirement Benefit, Section 4.2: A Participant may retire early after attaining age 52 and completing 12 Years of Service. In the event that the Participant elects to commence receipt of benefits prior to Normal Retirement Age, his benefit shall be reduced by the lesser of the following two amounts: (1) 1/180 for each of the first 60 months that retirement precedes the first day of the month following the first day of the month following the Participant's 62nd birthday, and 1/360 for each of the next 60 months that retirement precedes the first day of the month following the first day of the month following the Participant's 62nd birthday, or (2) three percent for each whole total number that his age plus Years of Participation is less than 74.

Deferred Retirement, Section 4.3: A Participant who retires after reaching his Normal Retirement Age, shall be entitled to his Accrued Benefit. No actuarial adjustment shall be made to account for the benefit payments commencing after Normal Retirement Age.

Deferred Vested Benefit, Section 4.5: Effective August 16, 1995, all Accrued Benefits are 100% vested. The amount of a Participant's benefit shall be equal to his Accrued Benefit as of his termination date. Unless the vested benefit is paid out in accordance with the provisions of Section 4.6, such benefit shall be payable commencing at what would otherwise have been the Former Participant's Normal Retirement Date, except the Former Participant may elect (by notifying the Committee in writing) to receive such vested benefit starting with the first day of any month following the month in which he would have been eligible for early retirement benefits under Section 4.2. In the event payments are to commence prior to such Former Participant's Normal Retirement Date, the benefit shall be reduced by 1/180 for each of the first 60 months that retirement precedes a Participant's Normal Retirement Date, 1/360 for each of the next 60 months that retirement precedes a Participant's Normal Retirement Date, and for each month prior to the 120 months in accordance with the Actuarial Equivalent factors set forth in
Section 2.2.

Optional Forms of Benefit, Section 5.2: The following optional forms of benefit are available, subject to the provisions of 5.1.
All of the optional forms are Actuarial Equivalents.

OPTION A: A retirement income payable monthly during his life with the provision that in the event of his death prior to receiving either 60, 120 or 180 monthly installments, as the Participant elects, the remainder thereof shall be paid to his Beneficiary.

OPTION B: A retirement income payable during his life with the provision that after his death such income shall continue during the life of, and shall be paid to, a Contingent Annuitant.

OPTION C: A retirement income payable during his life with the provision that after his death an income at 3/4 the rate of his income shall be continued during the life of, and shall be paid to, a Contingent Annuitant.

OPTION D: A retirement income payable during his life with the provision that after his death an income at l/2 the rate of his income shall be continued during the life of, and shall be paid to, a Contingent Annuitant.

OPTION E: In the case of a married Participant, a straight life annuity.

Death Benefits, Section 6.5: Prior to January 1, 1976, contracts providing permanent life insurance on the lives of Participants were issued by certain insurance companies. Effective January 1, 1976, the Committee surrendered these policies to the applicable insurance companies with directions that the cash values thereof, if any, were to be paid to the Trustee and placed in a separate bookkeeping account and treated as a fully vested Employer contribution.

     Upon the death of any covered Participant, his designated Beneficiary or his estate, as the case may be, shall be entitled to receive such segregated amounts as a death benefit. Upon the retirement, Disability, or termination of employment of any Participant, the Committee shall direct the Trustee to remove the cash value from any separate account and treat it as an Employer contribution to the Trust Fund.

     Prior to the Effective Date, Frontier Communications of New York, Inc. maintained a profit sharing plan for its Employees.
As of the Effective Date, the amounts allocated to each Employee's account in the profit sharing plan became fully vested and were allocated to the Employees' accounts in the prior plan to provide the benefits under such prior plan. If, under the present Plan, a Participant dies, his designated Beneficiary shall receive a death benefit which shall be at least as great as the amount of benefits purchased under the prior plan from amounts attributable to the Employee's vested interest in the profit sharing plan. Upon the death of a Participant who made a rollover contribution from his distribution from the terminated AuSable Valley Telephone Company Profit Sharing Plan, his Beneficiary shall receive a death benefit which, when aggregated with other benefits paid under the Plan, shall at least equal the value of his Employee-derived Accrued Benefit.

                           APPENDIX D

          FRONTIER COMMUNICATIONS OF PENNSYLVANIA, INC.

     The provisions set forth in this Appendix pertain to those Participants who have frozen benefits which were transferred to this Plan from the Frontier Communications of Pennsylvania, Inc.
Pension Plan.

Actuarial Equivalent, Section 2.2:

     (a) For purposes of determining the amount of any form of retirement income payable, other than a lump sum distribution, an interest rate of 8% per year, compounded annually, and mortality rates in accordance with UP84 shall be used.

     (b)  If an benefit determined as of or after a Participant's
Normal Retirement Date is payable at a later date, it shall be increased at the rate of 8% per year, compounded annually, with respect to the period commencement is deferred.

     (c)  For purposes of Sections 4.9 and 4.10, Actuarial
Equivalent shall mean the lesser of the adjusted benefit as determined above or in accordance with the UP84 mortality table with 5% interest.

     (d) For purposes of determining the present value of an accrued benefit under Article XIII, an interest rate of 6% per year, compounded annually, and mortality rates in accordance with UP84 shall be used.

     (e) For purposes of determining the present value of any lump sum payout: (1) for amounts not in excess of $25,000 the interest assumption shall be the rate that would have been used by the Pension Benefit Guaranty Corporation ("PBGC") for the month preceding the distribution date for purposes of determining the present value of a lump sum distribution on termination of a plan; (2) if the lump sum payout exceeds $25,000 using the PBGC rate, the interest assumption shall be 120 percent of the PBGC rate, provided that the amount determined under the 120 percent formula shall never cause the amount to be less than $25,000.

Disability, Section 2.14 and 4.4: No disability benefit is offered.

Normal Retirement Age, Section 2.25: Normal Retirement Age is the later of age 65 or the fifth anniversary of the date an employee commenced participation in the plan.

Qualified Joint and Survivor Annuity, Section 2.29: Qualified Joint and Survivor Annuity means an annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse which is 50% of the amount which is payable during the joint lives of the Participant and his spouse and which is the actuarial equivalent of a single annuity for the life of the Participant with 120 monthly payments guaranteed.

Qualified Pre-Retirement Survivor Annuity, Section 2.30:
Qualified Pre-Retirement Survivor Annuity means an annuity for the surviving spouse of a Participant in an amount equal to the amount payable to such surviving spouse if benefits had been paid as a Qualified Joint and Survivor Annuity. If the Participant dies after his Early Retirement Date the benefit amount shall be determined as if the Participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before his death. In the case of a Participant who has any vested Accrued Benefit and who dies on or before his earliest retirement date, the benefit amount shall be calculated as if he had (a) separated from service on his date of death; (b) survived to his earliest retirement date; (c) retired with an immediate Qualified Joint and Survivor Annuity on his earliest retirement date; and (d) died on the day after what would have been his earliest retirement date. "Earliest retirement date" means the earliest date on which, under the Plan, the Participant could have elected to receive retirement benefits based on his service at the time of his death.

Year of Service, Section 2.35:  Year of Service means any Plan
Year during which an Employee completes at least 1,000 Hours of Service with the Employer or with an Affiliated Company.

Unreduced Early Retirement Benefit, Section 4.2: A Participant may retire early when the sum of his age and number of Years of

Service equals 74, and commence receiving his Accrued Benefit upon retirement without reduction.

Reduced Early Retirement Benefit, Section 4.2: Participant may retire early after attaining age 52 and completing seven Years of Service. In the event that the Participant elects to commence receipt of benefits prior to Normal Retirement Age, his benefit shall be reduced by 5/9 of 1% for each of the first 60 months and 5/18 of 1% for each of the next 60 months by which the date he begins to receive benefits precedes the first day of the month following his 62nd birthday.

Deferred Retirement, Section 4.3: A Participant who continues in employment after reaching Normal Retirement Age shall be entitled to his Accrued Benefit. If it is larger than his Accrued Benefit, the Participant shall receive as a deferred benefit his Accrued Benefit at Normal Retirement Age actuarially adjusted pursuant to Section 2.2.

Deferred Vested Benefit, Section 4.5: Effective August 16, 1995, all Accrued Benefits are 100% vested. The amount of a Participant's benefit shall be equal to his Accrued Benefit as of his termination date. Unless the vested benefit is paid out in accordance with the provisions of Section 4.6, such benefit shall be payable commencing at what would otherwise have been the Former Participant's Normal Retirement Date, except the Former Participant may elect (by notifying the Committee in writing) to receive such vested benefit starting with the first day of any month following the month in which he would have been eligible for early retirement benefits under Section 4.2. In the event payments are to commence prior to such Former Participant's Normal Retirement Date, the benefit shall be the Actuarial Equivalent of his vested Accrued Benefit. The retirement income payable to a Participant under a form of annuity other than as a ten year certain annuity shall be the Actuarial Equivalent of the retirement income of such Participant computed under this
Section 4.5 as a ten year certain annuity.

Optional Forms of Benefit, Section 5.2: The following optional forms of benefit are available, subject to the provisions of 5.1.
All of the optional forms are Actuarial Equivalents.

OPTION A: A retirement income payable during his life with the provision that after his death 100 percent of such income shall continue during the life of, and shall be paid to, a Contingent
Annuitant.

OPTION B: A retirement income payable during his life with the provision that after his death 50 percent of such income shall continue during the life of, and shall be paid to, a Contingent
Annuitant.

OPTION C: A retirement income payable during his life with the provision that after his death an income at 75 percent of the rate of his income shall be continued during the life of, and shall be paid to, a Contingent Annuitant.

OPTION D: A retirement income payable monthly during the Participant's life with the provision that in the event of his death prior to receiving 180 monthly installments the remainder thereof shall be paid to his Beneficiary.

OPTION E: A straight life annuity.

                           APPENDIX E

            FRONTIER COMMUNICATIONS OF GEORGIA, INC.

     The provisions set forth in this Appendix pertain to those Participants who have frozen benefits which were transferred to this Plan from the Pension Plan for Employees of Statesboro
Telephone Company, Inc.

Actuarial Equivalent, Section 2.2:

     Interest:  6%

     Mortality Table: 1951 Group Annuity Table, male rates projected to 1970 by Scale C Group Annuity Table, using a one year age setback for any joint annuitant, and using either a one year or a six year age setback for a Participant, which ever results in the greater benefit.

     If a Participant elects a one-sum cash payment, present value will be determined on the basis of the following mortality and interest assumptions:

     Mortality: Except as provided in the following sentence, the healthy participant mortality assumptions used by the Pension Benefit Guaranty Corporation in valuing annuities of a terminated single-employer plan. If the Pension Benefit Guaranty Corporation uses mortality assumptions which vary on the basis of gender, the Plan shall utilize the healthy male mortality assumptions (set back three years) established by such Corporation for use in valuing annuities of a terminated single-employer plan.

     Interest:      A rate of interest based on the interest
rates used by the Pension Benefit Guaranty Corporation in valuing annuities of a terminated single-employer plan. The rate of interest is equal to the lesser of (a) and (b) if present value, determined on the basis of (c) and the mortality assumptions described above, is $25,000 or less. Otherwise, the rate of interest is equal to the lesser of (a) and (c).

          (a)  is (i) or (ii), whichever is applicable;

               (i) with respect to a cash payment which becomes payable on or after January 1 and prior to July 1, the interest rate used by the Pension Benefit Guaranty Corporation on the preceding November 1 to value immediate annuities;

               (ii) with respect to a cash payment which becomes payable after June 30 and on or prior to December 31, the interest rate used by the Pension Benefit Guaranty Corporation on the preceding May 1 to value immediate annuities.

          (b)  is the interest rate used by the Pension Benefit
Guaranty Corporation to value immediate annuities.

          (c)  is 120% of the interest rate used by the Pension
Benefit Guaranty Corporation to value immediate annuities, provided that the amount determined under the 120 percent formula shall never cause the amount to be less than $25,000.

          For the purposes of (b) and (c), Pension Benefit Guaranty Corporation interest rates which are in effect on the first day of a Plan Year shall be used in the determination of one-sum cash payments which become payable during such year.

     To ascertain whether the actuarial equivalent of a stated benefit is less than $3,500, present value will be determined on the basis of the following mortality and interest assumptions:

     Mortality:     the 1951 Group Annuity Table male rates
projected to 1970 by Scale C, using a six year age setback;

Interest:      the lesser of (a) and (b), where

          (a)  is 6%, and

          (b)  is (i) or (ii), whichever is applicable;

               (i) with respect to a benefit which is payable as of the date present value is determined, the interest rate used by the Pension Benefit Guaranty Corporation to value immediate annuities of a terminated single-employer plan;

               (ii) with respect to a benefit which is payable subsequent to the date present value is determined, the interest rate which is equivalent to the interest rate or rates that would be used by the Pension Benefit Guaranty Corporation to value the benefit if the Plan terminated.

               For the purposes of (i) and (ii), Pension Benefit
Guaranty Corporation interest rates in effect on the first day of a Plan Year shall be used for all determinations made during such year.

Disability, Section 2.14 and 4.4: No disability benefit is offered.

Normal Retirement Age, Section 2.25: Normal Retirement Age is the later of age 65 or the fifth anniversary of the date an employee commenced participation in the plan.

Qualified Joint and Survivor Annuity, Section 2.29: Qualified Joint and Survivor Annuity means an annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse which is 50% of the amount which is payable during the joint lives of the Participant and his spouse, and which is the actuarial equivalent of a single annuity for the life of the Participant with 120 monthly payments guaranteed.

Qualified Pre-Retirement Survivor Annuity, Section 2.30:
Qualified Pre-Retirement Survivor Annuity means an annuity for the surviving spouse of a Participant in an amount equal to the amount payable to such surviving spouse if benefits had been paid as a Qualified Joint and Survivor Annuity, or an alternate form of survivor annuity, if the Participant had elected such alternate form of annuity and such alternate form meets the requirements of a Qualified Joint and Survivor Annuity. If the Participant dies after his Early Retirement Date the benefit amount shall be determined as if the Participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before his death. In the case of a Participant who has any vested Accrued Benefit and who dies on or before his earliest retirement date, the benefit amount shall be calculated as if he had (a) separated from service on his date of death; (b) survived to his earliest retirement date; (c) retired with an immediate

Qualified Joint and Survivor Annuity on his earliest retirement date; and (d) died on the day after what would have been his earliest retirement date. "Earliest retirement date" means the earliest date on which, under the Plan, the Participant could have elected to receive retirement benefits based on his service at the time of his death.

     Payment of the Qualified Pre-Retirement Survivor Annuity shall commence in accordance with Section 6.3. However, in the case of a Participant who dies prior to his Normal Retirement Date, the surviving spouse may elect to have the annuity begin as of the first day of the month following the death of the Participant. If the spouse makes such an election, the monthly amount of the benefit will be equal to the monthly amount that would have been payable to the spouse if the Participant had begun receipt of benefits on the day before his death and an annuity had been payable in the form of a joint and survivor annuity.

Year of Service, Section 2.35:  Year of Service means any Plan
Year during which an Employee completes at least 1,000 Hours of Service with the Employer or with an Affiliated Company.

Reduced Early Retirement Benefit, Section 4.2: A Participant may retire early upon reaching age 57. If he elects to begin payment of benefits prior to his Normal Retirement Date, his benefit shall be equal to the greater of (1) his Accrued Benefit reduced by .416% for each month that retirement precedes the first day of the month following his 62nd birthday, (2) the Actuarial Equivalent of his Accrued Benefit, or (3) the largest monthly amount of benefit he would have been entitled to receive at any earlier time.

Deferred Retirement, Section 4.3: A Participant who retires after reaching his Normal Retirement Age, shall receive his Accrued Benefit. Notwithstanding the foregoing, if greater, the Participant shall receive the benefit to which he was entitled on his Normal Retirement Date increased by .416% for each month that his actual retirement date occurs after his Normal Retirement Date.

Deferred Vested Benefit, Section 4.5: Effective August 16, 1995, all Accrued Benefits are 100% vested. The amount of a Participant's benefit shall be equal to his Accrued Benefit as of his termination date. Unless the vested benefit is paid out in accordance with the provisions of Section 4.6, such benefit shall be payable commencing at what would otherwise have been the Former Participant's Normal Retirement Date, except that the Former Participant may elect (by notifying the Committee in writing) to receive such vested benefit starting with the first day of any month following the month in which he would have been eligible for early retirement benefits under Section 4.2. If he elects to begin payment of benefits prior to his Normal Retirement Date, his benefit shall be equal to the greater of (1) his Accrued Benefit reduced by .416% for each month that retirement precedes the first day of the month following his 65th birthday, (2) the Actuarial Equivalent of his Accrued Benefit.

Optional Forms of Benefit, Section 5.2: The following optional forms of benefit are available, subject to the provisions of 5.1.
All of the optional forms are Actuarial Equivalents.

OPTION A: A retirement income payable during his life with the provision that after his death an income at 100 percent or a reduced percentage of the rate of his income shall be continued during the life of, and shall be paid to, a Contingent Annuitant.

OPTION B: A retirement income payable monthly during his life with the provision that in the event of his death prior to receiving 60 or 180 monthly installments, the remainder thereof shall be paid to his Beneficiary or the commuted value of the balance of the stipulated monthly payments will be paid to the Beneficiary.

OPTION C: A straight life annuity.

OPTION D: An annuity payable from Early Retirement Date to a specified date, or death if earlier, that will provide an approximately level amount of benefit, inclusive of Social Security and any annuity not converted to a temporary annuity, before and after receipt of Social Security.

OPTION E: In the event that the amount of a Participant's monthly benefit would be equal to or less than $50, a single sum payment.

                           APPENDIX F

           FRONTIER COMMUNICATIONS OF WISCONSIN, INC.

     The provisions set forth in this Appendix pertain to those Participants who have frozen benefits which were transferred to this Plan from the Frontier Communications of Wisconsin, Inc.
Pension Plan.

Actuarial Equivalent, Section 2.2:

     Interest: 8%

     Mortality Table:  Unisex Pension 1984;

provided, however, that for purposes of determining the present value of any lump sum payout: (1) for amounts not in excess of $25,000 the interest assumption shall be the rate that would have been used by the Pension Benefit Guaranty Corporation ("PBGC") as of the distribution date for purposes of determining the present value of a lump sum distribution on termination of a plan; (2) if the lump sum payout exceeds $25,000 using the PBGC rate, the interest assumption shall be 120 percent of the PBGC rate, provided that the amount determined under the 120 percent formula shall never cause the amount to be less than $25,000.

Disability, Section 2.14 and 4.4: No disability benefit is offered.

Normal Retirement Age, Section 2.25: Normal Retirement Age is the later of age 65 or the fifth anniversary of the date an employee commenced participation in the plan.

Qualified Joint and Survivor Annuity, Section 2.29: Qualified Joint and Survivor Annuity means an annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse which is 50% of the amount which is payable during the joint lives of the Participant and his spouse and which is the actuarial equivalent of a single annuity for the life of the Participant.

Qualified Pre-Retirement Survivor Annuity, Section 2.30:
Qualified Pre-Retirement Survivor Annuity means an annuity for the surviving spouse of a Participant in an amount equal to the amount payable to such surviving spouse if benefits had been paid as a Qualified Joint and Survivor Annuity. If the Participant dies after his Early Retirement Date the benefit amount shall be determined as if the Participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before his death. In the case of a Participant who has any vested Accrued Benefit and who dies on or before his earliest retirement date, the benefit amount shall be calculated as if he had (a) separated from service on his date of death; (b) survived to his earliest retirement date; (c) retired with an immediate Qualified Joint and Survivor Annuity on his earliest retirement date; and (d) died on the day after what would have been his earliest retirement date. "Earliest retirement date" means the earliest date on which, under the Plan, the Participant could have elected to receive retirement benefits based on his service at the time of his death.

Year of Participation, Section 2.34: Year of Participation means any Plan Year commencing with and following the Plan Year in which a Participant begins participation in the Plan during which he completes at least l,000 Hours of Service with the Employer.

Year of Service, Section 2.35: Year of Service shall be determined in accordance with the following:

     (a) Prior to January 1, 1976, an Employee's Years of Service shall be determined according to the provisions of the Plan in effect prior to such date. Nothing herein shall result in a change in the determination of the Years of Service of an Employee who was a Participant on December 31, 1975.

     (b) After January 1, 1976, Years of Service shall accrue at the rate of one (1) Year of Service for each Plan Year in which an Employee completes 1000 or more Hours of Service.

     (c) Notwithstanding paragraph (b), effective for Plan Years beginning on and after January 1, 1985 and ending on and before December 31, 1990, if an Employee does not complete 1000 Hours of Service during the Plan Year in which the Employee first completes one (1) Hour of Service, or during the Plan Year in which the Employee terminates employment, the Employee shall accrue a partial Year of Service as follows:

     Hours of Service    Partial Year of
     During Plan Year        Service

     1,000 or More            1.0
       999 - 900              0.9
       899 - 800              0.8
       799 - 700              0.7
       699 - 600              0.6
       599 - 500              0.5
       499 - 400              0.4
       399 - 300              0.3
       299 - 200              0.2
       199 - 100              0.1
        99 or Less             0

     (d) Notwithstanding paragraphs (b) and (c), effective for Plan Years beginning on and after January 1, 1991, Years of Service shall accrue at the rate of one (1) Year of Service for each Plan Year in which an Employee completes 1000 or more Hours of Service.

Reduced Early Retirement Benefit, Section 4.2: A Participant may retire early after attaining age 52 and completing twelve Years of Service. In the event that the Participant elects to commence receipt of benefits prior to Normal Retirement Age, his benefit shall be equal to the Actuarial Equivalent of his Accrued Benefit reduced from the first day of the month following his 62nd birthday.

Deferred Retirement, Section 4.3: A Participant who retires after reaching his Normal Retirement Age, shall receive his Accrued Benefit. Notwithstanding the foregoing, if greater, the Participant shall receive the benefit to which he was entitled on his Normal Retirement Date actuarially adjusted to account for the benefit payments commencing after Normal Retirement Age.

Deferred Vested Benefit, Section 4.5: Effective August 16, 1995, all Accrued Benefits are 100% vested. The amount of a

Participant's benefit shall be equal to his Accrued Benefit as of his termination date. Unless the vested benefit is paid out in accordance with the provisions of Section 4.6, such benefit shall be payable commencing at what would otherwise have been the Former Participant's Normal Retirement Date, except that the Former Participant may elect (by notifying the Committee in writing) to receive such vested benefit starting with the first day of any month following the month in which he would have been eligible for early retirement benefits under Section 4.2. If payments are to commence prior to such Former Participant's Normal Retirement Date, the benefit shall be equal to the Actuarial Equivalent of his Accrued Benefit.

Optional Forms of Benefit, Section 5.2: The following optional forms of benefit are available, subject to the provisions of 5.1.
Both of the optional forms are Actuarial Equivalents.

OPTION A: A single life annuity, for a married Participant.

OPTION B: A lump sum payment.

Pre-retirement Spouse's Benefit, Section 6.3: In the event that the Participant dies before retirement and his spouse becomes eligible to receive the Qualified Pre-Retirement Survivor
Annuity, the spouse of the Participant may instead elect a lump sum payment.

                           APPENDIX G

            FRONTIER COMMUNICATIONS - LAKESHORE, INC.

     The provisions set forth in this Appendix pertain to those Participants who have frozen benefits which were transferred to this Plan from the Frontier Communications - Lakeshore, Inc.
Defined Benefit Plan.

Actuarial Equivalent, Section 2.2:

     Interest: Pre-retirement interest at 6%
               Post-retirement interest at 5%

     Post retirement Mortality Table: 1983 IAM weighted 50% male-female;

provided, however, that for purposes of determining the present value of any lump sum payout: (1) for amounts not in excess of $25,000 the interest assumption shall be the rate that would have been used by the Pension Benefit Guaranty Corporation ("PBGC") for the month preceding the distribution date for purposes of determining the present value of a lump sum distribution on termination of a plan; (2) if the lump sum payout exceeds $25,000 using the PBGC rate, the interest assumption shall be 120 percent of the PBGC rate, provided that the amount determined under the 120 percent formula shall never cause the amount to be less than $25,000.

Disability, Section 2.14: Disability means a physical or mental condition which, in the judgment of the Committee, based on medical reports and other evidence satisfactory to the Committee, will permanently prevent an Employee from satisfactorily performing his usual duties for the Employer.

Disability Benefit, Section 4.4: A Participant who suffers a Disability that continues for a period of at least six consecutive months and results in the Participant's termination of employment shall be entitled to receive 100 percent of his Accrued Benefit. This benefit shall be paid commencing as of the first day of the Plan Year following termination and paid pursuant to the provisions of Article V as if the Participant had retired on his Normal Retirement Date. Benefits payable under this Section shall be paid only for as long as the Disability continues.

Normal Retirement Age, Section 2.25: Normal Retirement Age is age 65.

Qualified Joint and Survivor Annuity, Section 2.29: Qualified Joint and Survivor Annuity means an annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse which is 50% of the amount which is payable during the joint lives of the Participant and his spouse, and which is the actuarial equivalent of a single annuity for the life of the Participant.

Qualified Pre-Retirement Survivor Annuity, Section 2.30:
Qualified Pre-Retirement Survivor Annuity means an annuity for the surviving spouse of a Participant in an amount equal to the amount payable to such surviving spouse if benefits had been paid as a Qualified Joint and Survivor Annuity. If the Participant dies after his Early Retirement Date the benefit amount shall be determined as if the Participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before his death. In the case of a Participant who has any vested Accrued Benefit and who dies on or before his earliest retirement date, the benefit amount shall be calculated as if he had (a) separated from service on his date of death; (b) survived to his earliest retirement date; (c) retired with an immediate Qualified Joint and Survivor Annuity on his earliest retirement date; and (d) died on the day after what would have been his earliest retirement date. "Earliest retirement date" means the earliest date on which, under the Plan, the Participant could have elected to receive retirement benefits based on his service at the time of his death.

Year of Service, Section 2.35:  Year of Service means any Plan
Year during which an Employee completes at least 1,000 Hours of Service with the Employer or with an Affiliated Company.

Reduced Early Retirement Benefit, Section 4.2: A Participant who reaches age 52 and completes seven Years of Service may elect early retirement. In the event that the Participant elects to commence receipt of benefits prior to Normal Retirement Age, his benefit shall be reduced by 1/180 for each of the first 60 months that retirement precedes the Participant's 62nd birthday, and 1/360 for each of the next 60 months that retirement precedes the first day of the month following the Participant's 62nd birthday.

Deferred Retirement, Section 4.3: A Participant who has at least one Hour of Service in any Plan Year and who retires after reaching his Normal Retirement Age, shall receive his Accrued Benefit. No actuarial adjustment shall be made to account for the benefit payments commencing after Normal Retirement Age.

Deferred Vested Benefit, Section 4.5: Effective August 16, 1995, all Accrued Benefits are 100% vested. The amount of a Participant's benefit shall be equal to his Accrued Benefit as of his termination date. Unless the vested benefit is paid out in accordance with the provisions of Section 4.6, such benefit shall be payable commencing at what would otherwise have been the Former Participant's Normal Retirement Date, except the Former Participant may elect (by notifying the Committee in writing) to receive such vested benefit starting with the first day of any month following the month in which he would have been eligible for early retirement benefits under Section 4.2. In the event payments are to commence prior to such Former Participant's Normal Retirement Date, the benefit shall be reduced by 1/180 for each of the first 60 months that retirement precedes a Participant's Normal Retirement Date, 1/360 for each of the next 60 months that retirement precedes a Participant's Normal Retirement Date and for each month prior to the 120 months in accordance with the Actuarial Equivalent factors set forth in
Section 2.2.

Optional Forms of Benefit, Section 5.2: The following optional forms of benefit are available, subject to the provisions of 5.1.
All of the following forms are Actuarial Equivalents.

OPTION A:  A lump sum payment.

OPTION B: Payment over a period certain, provided, however that the period over which payments will be made shall not extend beyond the Participant's life expectancy or the joint life expectancy of the Participant and his designated Beneficiary.

OPTION C: A retirement income payable during his life with the provision that after his death an income at 75% of the rate of his income shall be continued during the life of, and shall be paid to, a Contingent Annuitant.

OPTION D: A retirement income payable during his life with the provision that after his death an income at 100% of the rate of his income shall be continued during the life of, and shall be paid to, a Contingent Annuitant.

OPTION E: Purchase of an annuity, provided, however, that the annuity will not be in any form which will provide payments beyond the Participant's life expectancy or the joint life expectancy of the Participant and his designated Beneficiary.

Time of Benefit Payments, Section 5.4: Notwithstanding any provision to the contrary concerning the timing of benefits, whenever a benefit becomes payable for any of the reasons specified in Article IV, all of the forms of benefit specified in Sections 5.1 and 5.2 may be immediately payable in accordance with the terms of those Sections.

Pre-retirement Spouse's Benefit, Section 6.3: In the event that the Participant dies before retirement and his spouse becomes eligible to receive the Qualified Pre-Retirement Survivor
Annuity, the spouse of the Participant may elect an alternative form of benefit from among the following choices:

     (1)  One lump sum payment; or

     (2) Periodic payments over a period to be determined by the Participant or the Beneficiary.

                           APPENDIX H

            FRONTIER COMMUNICATIONS OF MONDOVI, INC.

     The provisions set forth in this Appendix pertain to those Participants who have frozen benefits which were transferred to this Plan from the Frontier Communications of Mondovi, Inc.
Defined Benefit Pension Plan.

Actuarial Equivalent, Section 2.2:

     Interest: 7%

     Mortality Table:  1971 IAM Table, Male Mortality;

provided, however, that for purposes of determining the present value of any lump sum payout in Plan Years beginning after December 31, 1984: (1) for amounts not in excess of $25,000 the interest assumption shall be the rate that would have been used by the Pension Benefit Guaranty Corporation ("PBGC") for the month preceding the distribution date for purposes of determining the present value of a lump sum distribution on termination of a plan; (2) if the lump sum payout exceeds $25,000 using the PBGC rate, the interest assumption shall be 120 percent of the PBGC rate, provided that the amount determined under the 120 percent formula shall never cause the amount to be less than $25,000.

Disability, Section 2.14: Disability means a physical or mental condition which, in the judgment of the Committee, based on medical reports and other evidence satisfactory to the Committee, will permanently prevent an Employee from satisfactorily engaging in any substantial gainful activity.

Disability Benefit, Section 4.4: A Participant who suffers a Disability that can be expected to last for a continuous period of not less than twelve months and results in the Participant's termination of employment shall be entitled to receive
100 percent of his Accrued Benefit. This benefit shall be paid commencing at the Participant's Normal Retirement Age, except that the Participant may elect to commence receiving benefits at an earlier date, but not earlier than what would have been his

Early Retirement Date. If the Participant elects to commence receiving benefits prior to his Normal Retirement Date, his benefit shall be the Actuarial Equivalent of his Accrued Benefit. Normal Retirement Age, Section 2.25: Normal Retirement Age is the later of age 65 or the fifth anniversary of the date an employee commenced participation in the Plan.

Qualified Joint and Survivor Annuity, Section 2.29: Qualified Joint and Survivor Annuity means an annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse which is 50% of the amount which is payable during the joint lives of the Participant and his spouse and which is the actuarial equivalent of a single annuity for the life of the Participant.

Qualified Pre-Retirement Survivor Annuity, Section 2.30:
Qualified Pre-Retirement Survivor Annuity means an annuity for the surviving spouse of a Participant in an amount equal to the amount payable to such surviving spouse if benefits had been paid as a Qualified Joint and Survivor Annuity. If the Participant dies after his Early Retirement Date the benefit amount shall be determined as if the Participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before his death. In the case of a Participant who has any vested Accrued Benefit and who dies on or before his earliest retirement date, the benefit amount shall be calculated as if he had (a) separated from service on his date of death; (b) survived to his earliest retirement date; (c) retired with an immediate Qualified Joint and Survivor Annuity on his earliest retirement date; and (d) died on the day after what would have been his earliest retirement date. "Earliest retirement date" means the earliest date on which, under the Plan, the Participant could have elected to receive retirement benefits based on his service at the time of his death.

Year of Service, Section 2.35:  Year of Service means any Plan
Year during which an Employee completes at least 1,000 Hours of Service with the Employer or with an Affiliated Company.

Unreduced Early Retirement Benefit, Section 4.2:  If the
Participant has completed 27 Years of Service, he shall be entitled to retire and commence receiving his Accrued Benefit upon retirement without reduction.

Alternatively, if the sum of the age and Years of Service of the Participant equals or exceeds 79, and the Participant has attained age 52, he shall be entitled to retire and commence receiving his Accrued Benefit upon retirement without reduction.

Reduced Early Retirement Benefit, Section 4.2:   A Participant
may retire early after attaining age 52 and completing seven Years of Service. In the event that the Participant elects to commence receipt of benefits prior to Normal Retirement Age, his benefit shall be reduced by 1/180 for each of the first 60 months that retirement precedes the first day of the month following the Participant's 62nd birthday, and 1/360 for each of the next 60 months that retirement precedes the first day of the month following the Participant's 62nd birthday.

Deferred Retirement, Section 4.3: A Participant who has at least one Hour of Service in any Plan Year and who retires after reaching his Normal Retirement Age, shall receive a benefit equal to Accrued Benefit. The Participant's benefit shall be actuarially adjusted to account for the benefit payments commencing after Normal Retirement Age.

Deferred Vested Benefit, Section 4.5: A Participant's deferred vested benefit may, at the election of the Participant, be paid commencing at one of the following three times:

     (1)  at what would otherwise have been the Former
Participant's Normal Retirement Date; or

     (2) in the event that the Participant had completed seven Years of Service prior to his termination of employment, starting with the first day of any month following the month in which he would have been eligible for early retirement benefits under
Section 4.2. If payments are to commence when the Participant would have been eligible to begin receiving early retirement benefits, the benefit shall be reduced by 1/180 for each of the first 60 months that retirement precedes a Participant's Normal Retirement Date and 1/360 for each of the next 60 months that retirement precedes a Participant's Normal Retirement Date; or

     (3) if the Participant is not yet eligible for a benefit under (1) or (2) above, at the time of his termination of employment in any form of payment permitted in Article V or in the form of a lump sum payment subject to the provisions of
Section 4.6 and the consent requirements of Section 5.1, provided that the $3,500 limit of Section 4.6 shall not apply. In the event a Participant elects a benefit under this option (3) in any form other than a lump sum payment, the benefit shall be reduced for each of the first 120 months that payment precedes the Participant's Normal Retirement Date by the 1/180 and 1/360 factors under option (2) above and for each month prior to the 120 months in accordance with the Actuarial Equivalent factors set forth in Section 2.2.

Optional Forms of Benefit, Section 5.2: The following optional forms of benefit are available, subject to the provisions of 5.1.
All of the optional forms are Actuarial Equivalents.

OPTION A: A lump sum payment.

OPTION B: Payment over a period certain, provided, however that the period over which payments will be made shall not extend beyond the Participant's life expectancy or the joint life expectancy of the Participant and his designated Beneficiary.

OPTION C: A single life annuity.

OPTION D: An annuity extending over the life of the Participant and the Participant's beneficiary.

Time of Benefit Payments, Section 5.4:   Notwithstanding any
provision to the contrary concerning the timing of benefits, whenever a benefit becomes payable for any of the reasons specified in Article IV, all of the forms of benefit specified in Sections 5.1 and 5.2 may be immediately payable in accordance with the terms of those Sections.

Pre-retirement Spouse's Benefit, Section 6.3: In the event that the Participant dies before retirement and his spouse becomes eligible to receive the Qualified Pre-Retirement Survivor

Annuity, the spouse of the Participant may elect an alternative form of benefit from among the following choices:

     (1)  One lump sum payment; or

     (2) Periodic payments over a period to be determined by the Participant or the Beneficiary.

                           APPENDIX I

            FRONTIER COMMUNICATIONS OF VIROQUA, INC.

     The provisions set forth in this Appendix pertain to those Participants who have frozen benefits which were transferred to this Plan from the Viroqua Telephone Company, Inc. Pension Plan and Trust Agreement.

Actuarial Equivalent, Section 2.2:

     Interest: Pre-retirement interest at 6%
          Post-retirement interest at 5%

     Post retirement Mortality Table:  UP 1984 Mortality Table;

provided, however, that for purposes of determining the present value of any lump sum payout: (1) for amounts not in excess of $25,000 the interest assumption shall be the rate that would have been used by the Pension Benefit Guaranty Corporation ("PBGC") as of the distribution date for purposes of determining the present value of a lump sum distribution on termination of a plan; (2) if the lump sum payout exceeds $25,000 using the PBGC rate, the interest assumption shall be 120 percent of the PBGC rate, provided that the amount determined under the 120 percent formula shall never cause the amount to be less than $25,000.

Disability, Section 2.14 and 4.4: No disability benefit is offered.

Normal Retirement Age, Section 2.25: Normal Retirement Age is the later of age 65 or the fifth anniversary of the date an employee commenced participation in the plan.

Qualified Joint and Survivor Annuity, Section 2.29: Qualified Joint and Survivor Annuity means an annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse which is 50%, or, if the Participant so elects, 75% or 100% of the amount which is payable during the joint lives of the Participant and his spouse and which is the actuarial equivalent of a single annuity for the life of the Participant.

Qualified Pre-Retirement Survivor Annuity, Section 2.30:
Qualified Pre-Retirement Survivor Annuity means an annuity for the surviving spouse of a Participant in an amount equal to the amount payable to such surviving spouse if benefits had been paid as a Qualified Joint and 50% Survivor Annuity. If the Participant dies after his Early Retirement Date the benefit amount shall be determined as if the Participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before his death. In the case of a Participant who has any vested Accrued Benefit and who dies on or before his earliest retirement date, the benefit amount shall be calculated as if he had (a) separated from service on his date of death; (b) survived to his earliest retirement date; (c) retired with an immediate Qualified Joint and Survivor Annuity on his earliest retirement date; and (d) died on the day after what would have been his earliest retirement date. "Earliest retirement date" means the earliest date on which, under the Plan, the Participant could have elected to receive retirement benefits based on his service at the time of his death.

Year of Service, Section 2.35:  Year of Service means any Plan
Year during which an Employee completes at least 1,000 Hours of Service with the Employer or with an Affiliated Company.

Reduced Early Retirement Benefit, Section 4.2:   A Participant
may retire early after completing 22 Years of Service may commence receiving benefits following his attainment of age 52. Alternatively, a Participant may retire early after completing two Years of Service and commence receiving benefits following his attainment of age 57. In the event that the Participant elects to commence receipt of benefits prior to Normal Retirement Age, his benefit shall be reduced by .5% for each month that retirement precedes the first day of the month following the Participant's 62nd birthday.

Deferred Retirement, Section 4.3: A Participant who continues in employment after his Normal Retirement Age shall have the option to begin receiving his benefit, or to defer receipt of his benefit until actual retirement. No actuarial adjustment shall be made to account for the benefit payments commencing after Normal Retirement Age.

Deferred Vested Benefit, Section 4.5: Effective August 16, 1995, all Accrued Benefits are 100% vested. The amount of a Participant's benefit shall be equal to his Accrued Benefit as of his termination date. Unless the vested benefit is paid out in accordance with the provisions of Section 4.6, such benefit shall be payable commencing at what would otherwise have been the Former Participant's Normal Retirement Date, except the Former Participant may elect (by notifying the Committee in writing) to receive such vested benefit starting with the first day of any month following the month in which he would have been eligible for early retirement benefits under Section 4.2. In the event that the Participant elects to commence receipt of benefits prior to Normal Retirement Age, his benefit shall be reduced by .5% for each month that retirement precedes his Normal Retirement Date.

Cost of Living Increases, Section 4.14: The amount of any benefit payable under this Plan shall be adjusted, each April, to account for any increase in the cost of living which occurred during the prior calendar year. Benefit payments first beginning after the date of such adjustment but before the end of the Plan Year in which such adjustment occurred shall also be adjusted in accordance with the preceding sentence. The amount of the increase shall be the same percentage used by the Internal Revenue Service to make cost of living adjustments to the maximum benefit limitation under 415(b)(1)(A) of the Code. Should the Service discontinue making such adjustments for any reason, the adjustment under this Plan shall be measured by increases in the consumer Price Index for All Urban Consumers in Small Metropolitan Areas, December 1982-1984 Base = 100, maintained by the Bureau of Labor Statistics of the U.S. Department of Labor. In either case, however, the adjustment shall be limited, in any year, to a maximum increase of four percent (4%). In any year in which an adjustment is made, the April Pension payment shall also include the sum of the monthly adjustments for the prior three months of that year.

Notwithstanding the previous paragraph, cost-of-living increases shall not be made to that portion of a Participant's Accrued
Benefit attributable to the supplemental benefits set forth under Appendix M.

Enhanced Retirement Benefits, Section 4.15: Enhanced retirement benefits are available to Participants who were employed by the Employer on December 31, 1993, and who, without the application of the terms of this Section, have at least seven Years of Service on that date.

Each eligible Participant's Accrued Benefit, determined as of December 31, 1993 under the terms of the Viroqua Telephone Company Pension Plan and Trust Agreement, shall be calculated by adding five years to the Participant's actual age on such date and by adding five years to his actual number of Years of Service on such date. Further, the Participant's Average Monthly Compensation, as of such date, shall be calculated by dividing the total compensation of the Participant during the three (3) consecutive years of Service out of the prior ten (10) years of Service which produce the largest total, by thirty-six (36). All other factors used in computing a Participant's Accrued Benefit on December 31, 1993 shall be those actually in effect on such date. Any Participant who becomes entitled to receive a benefit from the Plan on and after December 31, 1993 shall receive the higher of his or her Accrued Benefit determined under this Section as of such date or the benefit calculated in the normal fashion using relevant factors on the determination date without the addition of the five years of age and service, and the revised definition of Average Monthly Compensation set forth above.

For purposes of this Section, Average Monthly Compensation means, before the application of the previous paragraph, the result obtained by dividing the total Compensation of a Participant during the five consecutive Years of Service out of the ten Years of Service prior to retirement which produce the largest total, by 60 (or by the actual number of months of credited service if fewer than 60). If two periods of credited service are separated by a period of service which is not also considered credited service, the two periods of credited service shall be considered consecutive for the purpose of the paragraph.

For purposes of this Section, Compensation means the total of all wages, within the meaning of Code section 3401, and all other payments of compensation to the Employee (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement (Form W-2) under Code section 6041(d) or 6051(a)(3). Compensation under this paragraph must be determined without regard to any rules under Code section 3401(a) that limit remuneration included in wages based on the nature or location of the employment on the services performed (such as the exception for agricultural labor). Notwithstanding the foregoing, the compensation of any Participant for any year shall not exceed $150,000, as adjusted by the Secretary of the Treasury from time to time.

As of December 31, 1993, each eligible Participant shall have five years added to his or her actual age and five years added to his or her actual number of Years of Service for purposes of determining eligibility to receive a normal retirement benefit under Section 4.1, an early retirement benefit under Section 4.2, and a deferred vested benefit under Section 4.5. As of December 31, 1993, each eligible Participant shall have five years added to his or her actual age for purposes of calculating the amount of reduction for commencement of payment of a vested benefit under Section 4.5 of the Plan prior to a Participant's Normal Retirement Date. This paragraph applies only to the portion of a Participant's Accrued Benefit which has accrued as of December 31, 1993.

Optional Forms of Benefit, Section 5.2: The following optional forms of benefit are available, subject to the provisions of 5.1.
All of the optional forms are Actuarial Equivalents.

OPTION A: A straight life annuity.

OPTION B: A retirement income payable during his life with the provision that after his death an income at 50 percent of the rate of his income shall be continued during the life of, and shall be paid to, a Contingent Annuitant.

OPTION C: A retirement income payable during his life with the provision that after his death an income at 75 percent of the rate of his income shall be continued during the life of, and shall be paid to, a Contingent Annuitant.

OPTION D: A retirement income payable during his life with the provision that after his death 100 percent of such income shall continue during the life of, and shall be paid to, a Contingent
Annuitant.

Death Benefits, Section 6.5: If an unmarried Participant dies before his benefit payments have commenced, or before receiving 36 monthly benefit payments, monthly payments shall be made to the Participant's Beneficiary until the total number of payments made to both the Participant and the Beneficiary equals 36. If the Participant had not begun to receive payments, the amount of such payments shall be calculated based on his or her Accrued Benefit at the time of death. If payments had begun, the amount of the payments to the Beneficiary shall be the amount that was being paid to the Participant. This death benefit is fully subsidized by the Plan.

                           APPENDIX J

            FRONTIER COMMUNICATIONS SUBSIDIARY TELCOS

Includes:
     Frontier Corporation of Breezewood, Inc.
     Frontier Corporation - Oswayo River, Inc.
     Frontier Corporation of Canton, Inc.
     Frontier Corporation of Thorntown, Inc.
     Frontier Corporation - Lakewood, Inc.
     Frontier Corporation of Lamar County, Inc.
     Frontier Corporation of Fairmount, Inc.
     Frontier Corporation of Mississippi, Inc.
     Frontier Corporation - St. Croix, Inc.

     The provisions set forth in this Appendix pertain to those Participants who have frozen benefits which were transferred to this Plan from the Retirement Pension Plan for Employees of Frontier Corporation Subsidiary Telcos.

Actuarial Equivalent, Section 2.2:

     Interest:  8%

     Mortality Table: 1971 Combined Group Annuity Table with 50% male and 50% female;

provided, however, that for purposes of determining the present value of any lump sum payout: (1) for amounts not in excess of $25,000 the interest assumption shall be the rate that would have been used by the Pension Benefit Guaranty Corporation ("PBGC") as of the distribution date for purposes of determining the present value of a lump sum distribution on termination of a plan; (2) if the lump sum payout exceeds $25,000 using the PBGC rate, the interest assumption shall be 120 percent of the PBGC rate, provided that the amount determined under the 120 percent formula shall never cause the amount to be less than $25,000.

Disability, Section 2.14: Disability means a physical or mental condition which, in the judgment of the Committee, based on medical reports and other evidence satisfactory to the Committee, will permanently prevent an Employee from satisfactorily performing his usual duties for the Employer and will entitle the Employee to receive Social Security disability benefits.

Disability Benefit, Section 4.4: A Participant who suffers a Disability shall be entitled to receive 100 percent of his Accrued Benefit. This benefit shall be paid commencing either at what would have been the Participant's Normal Retirement Date or at an earlier date in an amount actuarially reduced in accordance with the same method used in Section 4.2 for adjusting early retirement benefits which are paid prior to Normal Retirement Age.

Normal Retirement Age, Section 2.25: Normal Retirement Age is the later of age 65 or the fifth anniversary of the date an employee commenced participation in the plan.

Qualified Joint and Survivor Annuity, Section 2.29: Qualified Joint and Survivor Annuity means an annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse which is 50 percent of the amount which is payable during the joint lives of the Participant and his spouse and which is the actuarial equivalent of a single annuity for the life of the Participant.

Qualified Pre-Retirement Survivor Annuity, Section 2.30:
Qualified Pre-Retirement Survivor Annuity means an annuity for the surviving spouse of a Participant in an amount equal to the amount payable to such surviving spouse if benefits had been paid as a Qualified Joint and Survivor Annuity. If the Participant dies after his Early Retirement Date the benefit amount shall be determined as if the Participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before his death. In the case of a Participant who has any vested Accrued Benefit and who dies on or before his earliest retirement date, the benefit amount shall be calculated as if he had (a) separated from service on his date of death; (b) survived to his earliest retirement date; (c) retired with an immediate Qualified Joint and Survivor Annuity on his earliest retirement date; and (d) died on the day after what would have been his earliest retirement date. "Earliest retirement date" means the earliest date on which, under the Plan, the Participant could have elected to receive retirement benefits based on his service at the time of his death.

Year of Participation, Section 2.34: Year of Participation means any Plan Year commencing on and after January 1, 1989 during which a Participant completes at least 1,000 Hours of Service with a participating employer. In addition, each Participant shall be given credit for one Year of Participation for each year during which a Participant accrued a benefit under a predecessor plan (Breezewood Telephone Company Pension Plan, Canton Telephone Company Employees Pension Plan, Oswayo River Telephone Company Money Purchase Pension Plan, and Thorntown Telephone Company, Inc. Employees Pension Plan), provided that the assets related to such accruals have been transferred to this Plan.

Year of Service, Section 2.35:  Year of Service means any Plan
Year during which an Employee completes at least 1,000 Hours of Service with the Employer or with an Affiliated Company.

Unreduced Early Retirement Benefit, Section 4.2: A Participant who has completed 27 or more Years of Service may retire. The Participant may commence receipt of his benefit at his actual retirement date without reduction in his benefit to take into account payment of benefits prior to Normal Retirement Age.

Reduced Early Retirement Benefit, Section 4.2: A Participant who reaches age 52 and completes 12 Years of Service may elect early retirement. Participants of certain Affiliated Companies may also elect reduced early retirement as set forth below:

     Those Participants who are employees of Frontier
Communications of Breezewood, Inc. may retire early after reaching age 60 and completing five Years of Service.

     Those Participants who are employees of Frontier
Communications of Thorntown, Inc. may retire early after reaching age 55 and completing eight Years of Service.

     Those Participants who are employees of Frontier
Communications - St. Croix, Inc. may retire early after reaching age 55 and completing ten Years of Service.

     In the event that the Participant elects to commence receipt of benefits prior to Normal Retirement Age, his benefit shall be reduced by the lesser of the following amounts: (a) three percent for each whole total number that his age plus Years of Participation is less than 74; or (b) 1/180 for each of the first 60 months that retirement precedes the first day of the month following the Participant's 62nd birthday and l/360 for each of the next 60 months that retirement precedes the first day of the month following the Participant's 62nd birthday.

Deferred Retirement, Section 4.3: A Participant who retires after reaching his Normal Retirement Age, shall receive his Accrued Benefit. No actuarial adjustment shall be made to account for the benefit payments commencing after Normal Retirement Age.

Deferred Vested Benefit, Section 4.5: Effective August 16, 1995, all Accrued Benefits are 100% vested. The amount of a Participant's benefit shall be equal to his Accrued Benefit as of his termination date. Unless the vested benefit is paid out in accordance with the provisions of Section 4.6, such benefit shall be payable commencing at what would otherwise have been the Former Participant's Normal Retirement Date, except the Former Participant may elect (by notifying the Committee in writing) to receive such vested benefit starting with the first day of any month following the month in which he would have been eligible for early retirement benefits under Section 4.2. In the event payments are to commence prior to such Former Participant's Normal Retirement Date, the benefit shall be reduced by 1/180 for each of the first 60 months that retirement precedes a Participant's Normal Retirement Date, l/360 for each of the next 60 months that retirement precedes a Participant's Normal Retirement Date, and for each month prior to the 120 months in accordance with the Actuarial Equivalent factors set forth in
Section 2.2.

Optional Forms of Benefit, Section 5.2: The following optional forms of benefit are available, subject to the provisions of 5.1.
All of the optional forms are Actuarial Equivalents.

OPTION A: A retirement income payable monthly during his life with the provision that in the event of his death prior to receiving either 60, 120 or 180 monthly installments, as the Participant elects, the remainder thereof shall be paid to his Beneficiary.

OPTION B: A retirement income payable during his life with the provision that after his death such income shall continue during the life of, and shall be paid to, a Contingent Annuitant.

OPTION C: A retirement income payable during his life with the provision that after his death an income at 3/4 the rate of his income shall be continued during the life of, and shall be paid to, a Contingent Annuitant.

OPTION D: A retirement income payable during his life with the provision that after his death an income at l/2 the rate of his income shall be continued during the life of, and shall be paid to, a Contingent Annuitant.

OPTION E: In the case of a married Participant, a straight life annuity.

Participants who were in the Retirement Pension Plan for Employees of Frontier Corporation Subsidiary Telcos and who are or were employed by the following Affiliated Companies shall also have the additional options listed below for that portion of their Accrued Benefit that is attributable to their service prior to the merger of their benefit into the Retirement Pension Plan for Employees of Frontier Corporation Subsidiary Telcos (January 1, 1989 for Frontier Communications of Canton, Inc. and Frontier Communications of Thorntown, Inc., and January 1, 1992 for Frontier Communications of St. Croix, Inc.):

     Frontier Communications of Canton, Inc.:

     -    Lump sum

     - Installment payments over any period of time but not extending beyond life expectancy

     Frontier Communications of Thorntown, Inc.:

     -    Installment payments over a period of 240 months

     Frontier Communications of St. Croix, Inc.:

     -    Lump sum

Death Benefits, Section 6.5: Upon the death of a Participant who has not received or whose spouse will not receive under Section
6.3 a benefit greater than the Actuarial Equivalent of his Accumulated Contributions, his Beneficiary shall be paid a benefit attributable to the excess of his Accumulated Contributions over the Actuarial Equivalent of any other death benefit that may be payable under the Plan. "Accumulated Contributions" means the aggregate of the amounts contributed by a Participant under the terms of a predecessor plan (Breezewood Telephone Company Pension Plan, the Canton Telephone Company Employees Pension Plan, the Oswayo River Telephone Company Money Purchase Pension Plan, and The Thorntown Telephone Company, Inc. Employees' Pension Plan) with interest credited at the rate in effect under a predecessor plan to January 1, 1989 and at a rate of 120 percent of the Federal mid-term rate (as in effect under section 1274 of the Code as of the first month of a Plan Year) for all Plan Years commencing after the January 1, 1989.

                           APPENDIX K

            FRONTIER COMMUNICATIONS OF INDIANA, INC.

     The provisions set forth in this Appendix pertain to those Participants who have frozen benefits which were transferred to this Plan from the Telco Subs Consolidated Pension Plan.

Actuarial Equivalent, Section 2.2:

     Interest: Interest assumption that would be used by the Pension Benefit Guaranty Corporation ("PBGC") to value benefits under an insufficient trusteed single employer plan with a termination date that (i) in the case of an immediate distribution, coincides with the month in which the Participant terminates employment or dies, and (ii) in the case of all other distributions, coincides with the date as of which payment is to be made or commence. For purposes of determining the present value of any lump sum payout: (1) for amounts not in excess of $25,000 the interest assumption shall be the rate that would have been used by the Pension Benefit Guaranty Corporation ("PBGC") as of the distribution date for purposes of determining the present value of a lump sum distribution on termination of a plan; (2) if the lump sum payout exceeds $25,000 using the PBGC rate, the interest assumption shall be 120 percent of the PBGC rate, provided that the amount determined under the 120 percent formula shall never cause the amount to be less than $25,000.

     Mortality Table:  UP 1984 Table

Disability, Section 2.14 and 4.4: No disability benefit is offered.

Normal Retirement Age, Section 2.25: Normal Retirement Age is age 65.

Qualified Joint and Survivor Annuity, Section 2.29: Qualified Joint and Survivor Annuity means an immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse which is 50 percent of the amount which is payable during the joint lives of the Participant and his spouse and which is the Actuarial Equivalent of a single annuity for the life of the Participant.

Qualified Pre-Retirement Survivor Annuity, Section 2.30:
Qualified Pre-Retirement Survivor Annuity means an annuity for the surviving spouse of a Participant in an amount equal to the amount payable to such surviving spouse if benefits had been paid as a Qualified Joint and Survivor Annuity. If the Participant dies after his Early Retirement Date the benefit amount shall be determined as if the Participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before his death. In the case of a Participant who has any vested Accrued Benefit and who dies on or before his earliest retirement date, the benefit amount shall be calculated as if he had (a) separated from service on his date of death; (b) survived to his earliest retirement date; (c) retired with an immediate Qualified Joint and Survivor Annuity on his earliest retirement date; and (d) died on the day after what would have been his earliest retirement date. "Earliest retirement date" means the earliest date on which, under the Plan, the Participant could have elected to receive retirement benefits based on his service at the time of his death.

Year of Participation, Section 2.34: Year of Participation means each Plan Year after the effective date of that plan during which a Participant completes at least 1,000 Hours of Service with an Affiliated Company which had adopted the Telco Subs Consolidated Pension Plan. In addition, each "Year of Retirement Service" credited to a Participant under the National Telephone Cooperative Association Plan shall be considered as a Year of Participation under that Plan.

Year of Service, Section 2.35:  Year of Service means any Plan
Year during which an Employee completes at least 1,000 Hours of Service with the Employer or with an Affiliated Company.

Unreduced Early Retirement Benefits, Section 4.2:  If the
Participant has reached age 52 and the sum of his age and Years of Participation equals or exceeds 79, he shall be entitled to retire and commence receiving his Accrued Benefit upon retirement without reduction.

Reduced Early Retirement Benefits, Section 4.2: A Participant may retire early on the first day of any month after reaching age
52. In the event that the sum of the Participant's age and Years of Service does not equal or exceed 79 and the Participant elects to commence receipt of benefits prior to Normal Retirement Age, his benefit shall be reduced by l/4% for each of the first 60 months that retirement precedes the first day of the month following the Participant's 62nd birthday and l/2% for each of the next 60 months that retirement precedes the first day of the month following the Participant's 62nd birthday.

Deferred Retirement, Section 4.3: A Participant who continues in employment after reaching Normal Retirement Age shall be entitled to his Accrued Benefit, increased by 1/4 percent for each month that his actual retirement date exceeds his Normal Retirement Date.

Deferred Vested Benefit, Section 4.5: Effective August 16, 1995, all Accrued Benefits are 100% vested. The amount of a Participant's benefit shall be equal to his Accrued Benefit as of his termination date. Unless the benefit is paid out in accordance with the provisions of Section 4.6, such benefit shall be payable commencing at what would otherwise have been the Former Participant's Normal Retirement Date, except the Former Participant may elect (by notifying the Committee in writing) to receive such vested benefit starting with the first day of any month following the month in which he would have been eligible for early retirement benefits under Section 4.2. In the event payments are to commence prior to such Former Participant's Normal Retirement Date, the benefit shall be reduced by l/4% for each of the first 60 months that retirement precedes the Participant's Normal Retirement Date, l/2% for each of the next 60 months that retirement precedes the Participant's Normal Retirement Date, and for each month prior to the 120 months in accordance with the Actuarial Equivalent factors set forth in
Section 2.2.

Optional Forms of Benefit, Section 5.2: The following optional forms of benefit are available, subject to the provisions of 5.1.
All of the optional forms are Actuarial Equivalents.

OPTION A: A retirement income payable monthly during his life with the provision that in the event of his death prior to receiving 60 monthly installments, the remainder thereof shall be paid to his Beneficiary.

OPTION B: A retirement income payable during his life with the provision that after his death such income shall continue during the life of, and shall be paid to, a Contingent Annuitant.

OPTION C: A retirement income payable during his life with the provision that after his death an income at 2/3 the rate of his income shall be continued during the life of, and shall be paid to, a Contingent Annuitant.

OPTION D: In the case of a married Participant, a straight life annuity with payments guaranteed for ten years.

OPTION E: A straight life annuity.

OPTION F: A lump sum payment.

OPTION G: A retirement income payable during his life with the provision that after his death an income at 1/2 the rate of his income shall be continued during the life of, and be paid to, a Contingent Annuitant; provided, however, that if the Participant dies before receiving 120 monthly payments, the amount being paid on the date of his death shall continue to his spouse or, if the spouse does not survive, to the designated Beneficiary for the remainder of the ten year period.

OPTION H: A retirement income payable during his life with the provision that after his death an income at 2/3 the rate of his income shall be continued during the life of, and be paid to, a Contingent Annuitant; provided, however, that if the Participant dies before receiving 120 monthly payments, the amount being paid on the date of his death shall continue to his spouse or, if the spouse does not survive, to the designated Beneficiary for the remainder of the ten year period.

OPTION I: A retirement income payable during his life with the provision that after his death an income at the same rate of his income shall be continued during the life of, and be paid to, a

Contingent Annuitant; provided, however, that if the Participant dies before receiving 120 monthly payments, the amount being paid on the date of his death shall continue to his spouse or, if the spouse does not survive, to the designated Beneficiary for the remainder of the ten year period.

     A Participant who does not elect to receive benefits in the form of a lump sum may elect to receive benefits in any of the other optional forms described in this Section as further adjusted by this paragraph. The annualized pension payable under this paragraph: (i) shall be increased by a temporary supplement payable until either age 62 or the applicable Social Security retirement age, as elected by the Participant, and (ii) shall be reduced by the actuarial value of the temporary supplement for pension payments made after the date Participant attains (or, in the event of death, would have attained) either age 62 or the applicable Social Security retirement age, as so elected. The amount of the temporary supplement shall be elected by the Participant, but shall not exceed the amount of the Participant's estimated Social Security benefit and shall not have the effect of increasing the value of the annualized pension otherwise payable. The adjusted pension payable under this paragraph shall be the Actuarial Equivalent to the unadjusted form of the pension otherwise elected and payable under this Section.

Time of Benefit Payments, Section 5.4: Notwithstanding any provision to the contrary concerning the timing of benefits, a Participant may elect to take a lump sum distribution of his entire Accrued Benefit, even if the present value of his Accrued Benefit exceeds $3,500, immediately upon termination of employment subject to the consent provisions of Section 5.1. In addition, a Participant may elect to commence payment of a Qualified Joint and Survivor Annuity immediately upon termination of employment, subject to the provisions of Section 5.1.

Death Benefits, Section 6.5: In the case of a Participant who, at the time of death, was employed (or was last employed) by a Frontier Communications of Indiana, Inc. and who was accruing a benefit under the Plan, improved death benefits shall be payable under this paragraph. The Beneficiary of such a Participant shall receive benefits with a present value of the greater of the following two amounts: (1) The first amount is 100 times the monthly pension that would have been payable, had such Participant survived until his Normal Retirement Date (or until the first day of the month following death, if later) and retired at that time with benefits payable in form of a single life annuity with ten years certain. For purposes of this calculation, it shall be assumed that the Participant continued to receive the amount of Compensation payable at the time of death, and that contributions on behalf of the Participant continued at the rate in effect at the time of death; (2) The second amount is the present value of his Accrued Benefit, provided that the amount payable with respect to a Participant who has attained age 65 is always the amount described in this sentence. The benefit payable under this provision shall be reduced by the present value of any benefit payable pursuant to the provisions of Section 6.3.

                           APPENDIX L

 PLANS OF AFFILIATED COMPANIES WHICH HAVE BEEN MERGED INTO THIS
   PLAN AND AFFILIATED COMPANIES WHICH HAVE ADOPTED THIS PLAN

     The following plans of Affiliated Companies have been merged into this Plan as of the date indicated:

                                                    Effective
     Name of Plan                                 Date of Merger

Frontier Communications -
  Lakeshore, Inc. Defined Benefit Plan              12/31/96

Frontier Communications of
  Minnesota, Inc. Retirement Pension Plan           12/31/95

Frontier Communications of
  Mondovi, Inc. Defined Benefit Pension Plan        12/31/96

Frontier Communications of
  New York, Inc. Management Employee Benefit
  and Retirement Plan                               12/31/96

Frontier Communications of
  Wisconsin, Inc. Pension Plan                      12/31/96

Frontier Communications of
  Pennsylvania, Inc. Pension Plan                   12/31/96

Pension Plan for Employees of
  Statesboro Telephone Company, Inc.                12/31/96

Retirement Pension Plan for
  Employees of Frontier Corporation
  Subsidiary Telcos                                 12/31/96

Telco Subs Consolidated Pension Plan                12/31/96

Viroqua Telephone Company
  Pension Plan and Trust Agreement                  12/31/96

     The following Affiliated Companies have adopted this Plan for the benefit of their employees:

Frontier Corporation
Frontier Communications of Rochester, Inc.
Rochester Telephone Corp.
Frontier Information Technologies, Inc.
Frontier Communications International, Inc.
Frontier Network Systems, Inc.
Frontier Communications of Mid-Atlantic, Inc.

                           APPENDIX M

                     FROZEN ACCRUED BENEFITS


     The following sets forth the frozen Accrued Benefits of those Participants whose Accrued Benefits were merged into this Plan from a plan of an Affiliated Company.

            Frontier Communications - Lakeshore, Inc.
                      Defined Benefit Plan
-----------------------------------------------------------------
Name of Participant           Accrued Benefit



           Frontier Communications of Minnesota, Inc.
                     Retirement Pension Plan
-----------------------------------------------------------------
Name of Participant           Accrued Benefit



            Frontier Communications of Mondovi, Inc.
                  Defined Benefit Pension Plan
-----------------------------------------------------------------
Name of Participant           Accrued Benefit



            Frontier Communications of New York, Inc.
         Management Employee Benefit and Retirement Plan
-----------------------------------------------------------------
Name of Participant           Accrued Benefit



   Frontier Communications of Pennsylvania, Inc. Pension Plan
-----------------------------------------------------------------
Name of Participant           Accrued Benefit

            Retirement Pension Plan for Employees of
             Frontier Corporation Subsidiary Telcos
---------------------------------------------------------------
Name of Participant           Accrued Benefit




              Telco Subs Consolidated Pension Plan
----------------------------------------------------------------
Name of Participant           Accrued Benefit




   Viroqua Telephone Company Pension Plan and Trust Agreement
----------------------------------------------------------------
Name of Participant           Accrued Benefit




Supplemental Benefit: Included in the above Accrued Benefit are supplemental benefits which were given to Participants who had Accrued Benefits or who were receiving benefits under the Viroqua Telephone Company Pension Plan and Trust Agreement on April 8, 1990, equal to 25% of the individual's current monthly benefit or projected monthly benefit at age 65. The supplemental benefits are set forth below and are determined on the basis of a straight life annuity, except for Georgia Hoffland and Freda Jacobs whose supplemental benefit is determined on the basis of a joint and 50% survivor annuity. The supplemental benefit shall not be subject to cost of living increases as set forth in Section 4.14. Active Participants
---------------------------------------------
Anderson, Carolyn        $183.56
Anderson, Diane            99.53
Daulton, Cevil            226.74
Drake, Mary                74.04
Endicott, James            97.72
Frank, Margaret            79.65

Garvin, Edwina             90.82
Getter, Wayne             676.23
Gudgeon, Alene            110.65
Halverson, Avenelle       215.83
Harter, James             272.67
Hoffland, Debra            49.66
LePage, Brenda            169.69
Lothen, Arden             366.78
McGarry, Larry            416.24
McNeal, Marvin            496.40
Olson, Carol Ann          303.97
Olson, Rodney             127.25
Sisbach, Hope             194.04
Switz, Duane              362.85
Timmerman, Jorda            5.58
Wymer, Lois                74.94
Zielke, Janet             127.76

Retired and Terminated Vested Employees
-----------------------------------------------------------
Bigley, James            $921.55
Buxton, Betty              30.14
Farrell, Sharon            21.55
Harris, Colleen            64.24
Henrickson, Ruby           91.33
Hoffland, Georgia          95.83
Jacobs, Freda             196.84
Klein, Mildred             54.08
Morrison, Ruth            136.99
Nelson, Arlene            251.57
Oftedahl, norman           22.90
Ostrem, Yvonne             20.58
Stokke, Larry               8.66
Tisthammer, Gwendolyn      92.13